                                                                     EXHIBIT 4.1



                                                                  EXECUTION COPY
================================================================================


                        ADVANTA BUSINESS SERVICES CORP.,
                       Individually, and as the Servicer,


                      ADVANTA LEASING RECEIVABLES CORP. IV,
                               as a Series Obligor

                      ADVANTA LEASING RECEIVABLES CORP. V,
                               as a Series Obligor


                                  together with


                     ADVANTA LEASING RECEIVABLES CORP. III,
                               as Obligors' Agent,


                                       and


                            THE CHASE MANHATTAN BANK
                                   as Trustee,


================================================================================

                            SERIES 1998-1 SUPPLEMENT

                           Dated as of April 14, 1998

                                     to the

      MASTER BUSINESS RECEIVABLES ASSET-BACKED FINANCING FACILITY AGREEMENT

                             Dated as of May 1, 1997


================================================================================

                                TABLE OF CONTENTS



                                                                               PAGE
                                                                               ----
ARTICLE I. CREATION OF THE SERIES 1998-1 NOTES..................................1

      SECTION 1.01     DESIGNATION..............................................1
      SECTION 1.02     PLEDGE OF SERIES 1998-1 TRUST ESTATE.....................1
      SECTION 1.03     PLEDGES OF ADDITIONAL PROPERTY...........................3
      SECTION 1.04     CUSTODY OF THE SERIES 1998-1 TRUST ESTATE................3
      SECTION 1.05     CONDITIONS TO ISSUANCE OF THE SERIES 1998-1 NOTES........4
      SECTION 1.06     ACCEPTANCE BY TRUSTEE....................................5
      SECTION 1.07     LIABILITIES OF THE TRUSTEE AND PARTIES TO THE MASTER
                       AGREEMENT, THIS SERIES 1998-1 SUPPLEMENT AND THE
                       SERIES 1998-1 NOTES; LIMITATIONS THEREON.................5
      SECTION 1.08     FORMS OF NOTES...........................................6

ARTICLE II. DEFINITIONS.........................................................7

      SECTION 2.01     DEFINITIONS..............................................7

ARTICLE III. SERIES ACCOUNTS; DISTRIBUTIONS AND STATEMENTS TO SERIES 1998-1
                       NOTEHOLDERS; SERIES 1998-1 SPECIFIC COVENANTS............29

      SECTION 3.01     SERIES 1998-1 FACILITY ACCOUNT...........................29
      SECTION 3.02     ADDITIONAL PROPERTY FUNDING ACCOUNT, RESERVE ACCOUNT
                       AND RESIDUAL ACCOUNT.....................................29
      SECTION 3.03     INVESTMENT OF MONIES HELD IN THE SERIES 1998-1 ACCOUNTS;
                       SUBACCOUNTS..............................................32
      SECTION 3.04     ADDITIONAL PROPERTY FUNDING ACCOUNT......................32
      SECTION 3.05     FLOW OF FUNDS............................................33
      SECTION 3.06     STATEMENTS TO SERIES 1998-1 NOTEHOLDERS..................37
      SECTION 3.07     COMPLIANCE WITH WITHHOLDING REQUIREMENTS.................39
      SECTION 3.08     SERVICER ADVANCES........................................39
      SECTION 3.09     SUBSTITUTIONS AND MODIFICATIONS..........................40
      SECTION 3.10     SERVICER TO ACT AS CUSTODIAN.............................40

ARTICLE IV. SERIES 1998-1 EVENTS OF DEFAULT.....................................41

      SECTION 4.01     EVENTS OF DEFAULT........................................41
      SECTION 4.02     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.......43
      SECTION 4.03     REMEDIES.................................................44
      SECTION 4.04     TRUSTEE SHALL FILE PROOFS OF CLAIM.......................45
      SECTION 4.05     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SERIES
                       1998-1 NOTES.............................................45
      SECTION 4.06     APPLICATION OF MONEY COLLECTED...........................46
      SECTION 4.07     LIMITATION ON SUITS......................................47
      SECTION 4.08     UNCONDITIONAL RIGHT OF SERIES 1998-1 NOTEHOLDERS TO
                       RECEIVE PRINCIPAL AND INTEREST...........................48
      SECTION 4.09     RESTORATION OF RIGHTS AND REMEDIES.......................48
      SECTION 4.10     RIGHTS AND REMEDIES CUMULATIVE...........................48
      SECTION 4.11     DELAY OR OMISSION NOT WAIVER.............................49
      SECTION 4.12     CONTROL BY SERIES 1998-1 NOTEHOLDERS.....................49
      SECTION 4.13     WAIVER OF EVENTS OF DEFAULT..............................49
      SECTION 4.14     UNDERTAKING FOR COSTS....................................50
      SECTION 4.15     WAIVER OF STAY OR EXTENSION LAWS.........................50

      SECTION 4.16     SALE OF  SERIES 1998-1 TRUST ESTATE......................50

ARTICLE V. PREPAYMENT AND REDEMPTION............................................52

      SECTION 5.01     OPTIONAL "CLEAN-UP CALL" REDEMPTION OF SERIES 1998-1
                       NOTES....................................................52
      SECTION 5.02     CLASS A-3 SPECIAL REDEMPTION.............................52
      SECTION 5.03     NOTICE OF REDEMPTION AND DISPOSITION OF FUNDS............52

ARTICLE VI. MISCELLANEOUS.......................................................53

      SECTION 6.01     RATIFICATION OF MASTER AGREEMENT.........................53
      SECTION 6.02     COUNTERPARTS.............................................53
      SECTION 6.03     GOVERNING LAW............................................54
      SECTION 6.04     AMENDMENTS AND WAIVERS...................................54
      SECTION 6.05     NON-PETITION CLAUSE......................................54
      SECTION 6.06     OFFICERS' CERTIFICATE AND OPINION OF COUNSEL AS TO
                       CONDITIONS PRECEDENT.....................................54
      SECTION 6.07     RESTRICTION ON FURTHER INDEBTEDNESS......................55
      SECTION 6.08     SPECIAL COVENANTS AND ACKNOWLEDGEMENTS...................55


EXHIBIT A --  FORM OF  SERVICER'S CERTIFICATE

EXHIBIT B --  FORM OF CONTRACT

EXHIBIT C --  FORMS OF NOTES

        This Series 1998-1 Supplement, dated as of April 14, 1998 (the "Series 1998-1 Supplement"), supplements the Master Facility Agreement (as described herein) and is by and among Advanta Business Services Corp., a Delaware corporation, individually ("ABS"), as the contributor under the Contribution Agreement (as described herein) (in such capacity, the "Contributor"), and as initial servicer (in such capacity, the "Servicer"), Advanta Leasing Receivables Corp. IV, a Nevada corporation, as a series obligor ("ALRC IV"), Advanta Leasing Receivables Corp. V, a Nevada corporation, as a series obligor ("ALRC V" and together with ALRC IV, the "Series Obligors"), Advanta Leasing Receivables Corp. III, as the obligors' agent (the "Obligors' Agent"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, the "Trustee") for the Noteholders.

                                    RECITALS

        This Series 1998-1 Supplement is being executed and delivered by the parties hereto pursuant to Section 13.02 of the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Agreement"), among ABS, as servicer, ALRC III, as obligors' agent and the Trustee, as trustee. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Agreement, the terms and provisions of this Series 1998-1 Supplement shall govern with respect to the Series 1998-1 Notes. Capitalized terms used herein, but not defined herein, shall have the meaning as set forth in the Master Agreement.

                                   ARTICLE I.

                       CREATION OF THE SERIES 1998-1 NOTES

        SECTION 1.01 Designation. There is hereby created a Series of Notes to be issued pursuant to the Master Agreement and this Series 1998-1 Supplement to be known as "Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1" (the "Series 1998-1 Notes"). The Series Obligors with respect to the Series 1998-1 Notes are ALRC IV and ALRC V, jointly and severally.

        SECTION 1.02 Pledge of Series 1998-1 Trust Estate. (a) The Series Obligors hereby pledge to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee hereby accepts the pledge of all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (each such Contract, a "Series 1998-1 Contract"), (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement (such property, the "Series 1998-1 Trust Estate").

        (b) It is the intention of the Series Obligors, which intention is acknowledged by the Trustee, that this Series 1998-1 Supplement, together with the Master Agreement, shall be deemed to be a security agreement within the meaning of Article 8 and Article 9 of the UCC as in effect in the States of New York, Nevada and Delaware and the pledge provided for by this Section 1.02 and elsewhere herein shall be deemed to be a grant by the Series Obligors to the Trustee for the benefit of the Series 1998-1 Noteholders of (A) a valid first-priority perfected security interest in all of the Series Obligors' right, title and interest in and to the Series 1998-1 Trust Estate, except that (1) such security interest is not granted with respect to Equipment not owned by the Series Obligors and (2) with respect to the Equipment owned by the Series Obligors, the priority of such security interest is limited to extent that UCC financing statements have been filed in accordance with Section 1.02(c) and (B) a valid assignment of the security interests of the Series Obligors in the Equipment not owned by the Series Obligors. The Series Obligors hereby grant and assign such interests, in each case to the Trustee, to secure the obligations of the Series Obligors to the Trustee and the Series 1998-1 Noteholders hereunder.

        (c) The Series Obligors and ABS represent that as of the Closing Date UCC-1 financing statements will have been filed against the User and in favor of ABS in respect of each item of Equipment having an original Equipment cost greater than $25,000. In addition, the Series Obligors represent that as of the Closing Date UCC-1 financing statements naming the Series Obligors as the "debtors" will be filed in favor of Trustee on the Series 1998-1 Trust Estate with the Secretary of State of each of the 50 states, other than Georgia, Louisiana, Maryland, Oklahoma and Tennessee, and in the following counties: (i) Cobb, Georgia, (ii) Fulton, Georgia and (iii) Oklahoma, Oklahoma.

        (d) In the case of any Series 1998-1 Contract which has been prepaid in full during the period from the related Cut-Off Date to the related Pledge Date, the Series Obligors shall, on the related Pledge Date, deposit the Prepayment Amount therefor in the Series 1998-1 Facility Account in lieu of pledging such Series 1998-1 Contract to the Trustee.

        (e) Any Noteholder of Offered Notes using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4957 (e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (collectively, a "Plan") to purchase the Offered Notes, or to whom the Offered Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Offered Notes will be covered by a U.S. Department of Labor Class Exemption. Any Noteholder of Class D Notes will be deemed to have represented that it is not using the assets of a Plan to purchase the Class D Notes.

        SECTION 1.03 Pledges of Additional Property.

        (a) During the Interest-Only Period, the Series Obligors shall, to the extent necessary, such that the Additional Property Funding Requirement is zero at the close of each Payment Date during the Interest-Only Period, upon providing a Pledge Notice not less than three (3) Business Days prior to the proposed Pledge Date, pledge additional property to the Trustee to be held in trust as part of the Series 1998-1 Trust Estate. Each Pledge Notice shall specify:

                (i) the proposed Pledge Date, which shall be a Payment Date, and

                (ii) the related List of Contracts.

        (b) ABS will use its reasonable best efforts to originate, and each Series Obligor will use its reasonable best efforts to acquire from ABS, during the Interest-Only Period, a sufficient volume of Eligible Contracts such that a Required Amortization Event of the type described in paragraph
     (ii) of the definition thereof does not occur.

        SECTION 1.04 Custody of the Series 1998-1 Trust Estate. For the avoidance of doubt, the parties agree that notwithstanding the use of the terms "deposit," "deposited," "transfer" and "transferred" in this Series 1998-1 Supplement, the Trustee will not take physical possession of any of the Series 1998-1 Trust Estate (other than the amounts on deposit in the Series 1998-1 Accounts) pursuant to the terms hereof. Instead, the Servicer will hold the Series 1998-1 Trust Estate (other than the amounts on deposit in the Series 1998-1 Accounts) as custodian on behalf of the Trustee as further described in
Section 3.10 hereof.

        SECTION 1.05 Conditions to Issuance of the Series 1998-1 Notes. As conditions to the execution by the Series Obligors, and the authentication and delivery by the Trustee of the Series 1998-1 Notes at the written direction of the Obligors' Agent and the sale of the Series 1998-1 Notes by the Series Obligors on the Closing Date, (i) the

Series Obligors shall have received by wire transfer the net proceeds of sale of the Class A Notes, the Class B Notes and the Class C Notes (the "Offered Notes"), together with the Class D Notes and the Residual Interest and (ii) the Trustee shall have received the following on or before the Closing Date:

        (a) The List of Initial Contracts;

        (b) Copies of resolutions of the board of directors of each of ALRC III, individually and as managing member of ABR LLC, ALRC IV, ALRC V, the Contributor and Servicer approving the execution, delivery and performance of this Series 1998-1 Supplement and the transactions contemplated hereby, certified by a secretary or an assistant secretary of ALRC III, ALRC IV, ALRC V, the Contributor or the Servicer, as the case may be;

        (c) A copy of an officially certified document, dated not more than 30 days prior to the Closing Date and evidencing the due organization and good standing of each of the Series Obligors, ALRC III, ABR LLC, the Contributor and the Servicer in their respective states of organization;

        (d) Copies of the Certificate of Incorporation and By-Laws of each of ALRC III, ALRC IV, ALRC V, the Contributor and the Servicer certified by the secretary or an assistant secretary of ALRC III, ALRC IV, ALRC V, the Contributor and the Servicer and copies of the Articles of Organization and Limited Liability Company Operating Agreement of ABR LLC certified by the secretary or an assistant secretary of ALRC III, as managing member of ABR LLC;

        (e) Delivery of executed UCC-1 financing statements, prepared by the Servicer for filing (i) with the Secretary of State of New Jersey, naming the Contributor as the debtor and the Series Obligors as secured parties, and (ii) with the Secretary of State of each of the 50 states, other than Georgia, Louisiana, Maryland, Oklahoma and Tennessee, and in the following counties: (i) Cobb, Georgia, (ii) Fulton, Georgia and (iii) Oklahoma, Oklahoma naming the Series Obligors as the debtors and the Trustee as secured party;

        (f) A certificate listing the Servicing Officers as of the Closing Date;

        (g) An executed copy each of the Sale Agreement, this Series 1998-1 Supplement and the Series 1998-1 Contribution Agreement Supplement relating to the Series 1998-1 Initial Contracts;

        (h) Copies of resolutions of the board of directors of the Contributor and the Servicer approving the execution, delivery and performance of the Master Agreement, this Series 1998-1 Supplement, the Contribution Agreement, each Series 1998-1 Contribution Agreement Supplement and the transactions contemplated hereby and thereby, certified on behalf of such entity by a secretary or an assistant secretary of such entity;

        (i) Copies of resolutions of the board of directors of ALRC III, individually and as managing member of ABR LLC, approving the execution, delivery and performance of the Sale Agreement and the transactions contemplated hereby and thereby, certified on behalf of such entity by a secretary or an assistant secretary of ALRC III; and

        (j) executed copies of releases from any applicable Noteholders of prior Series, the Series Trust Estates with respect to which are intended to be included in the Series 1998-1 Trust Estate.

        SECTION 1.06 Acceptance by Trustee. The Trustee acknowledges its acceptance, simultaneously with the execution and delivery of this Series 1998-1 Supplement, of the pledge of and security interest in all right, title and interest in and to the Series 1998-1 Trust Estate and declares that the Trustee holds and will continue to hold the pledge of and security interest in such right, title and interest in and to the Series 1998-1 Trust Estate for the benefit of all present and future Series 1998-1 Noteholders for the use and purpose and subject to the terms and provisions of this Series 1998-1 Supplement. The Series Obligors hereby (x) appoint the Trustee as the Series Obligors' attorney-in-fact with all power independently to enforce all of the Series Obligors' rights against ALRC III, ABR LLC, the Contributor and the Servicer under the Sale Agreement, the Contribution Agreement and each Series 1998-1 Contribution Agreement Supplement, as applicable and (y) direct the Trustee to enforce such rights. The Trustee hereby accepts such appointment and agrees to enforce such rights.

        SECTION 1.07 Liabilities of the Trustee and Parties to the Master Agreement, this Series 1998-1 Supplement and the Series 1998-1 Notes; Limitations Thereon. The obligations evidenced by the Series 1998-1 Notes provide recourse only to the Series 1998-1 Trust Estate and provide no recourse against either of the Series Obligors generally, ALRC III, ABR LLC, the Contributor, the Servicer, the Trustee, or any other Person.

        (a) The Series Obligors, ALRC III, ABR LLC, the Servicer and the Contributor shall not be liable to the Trustee except as expressly provided herein and in the Master Agreement, and, with respect to the Contributor, as provided in the Contribution Agreement, and with respect to ALRC III and ABR LLC, as expressly provided for in the Sale Agreement. The Series Obligors, ALRC III, ABR LLC, the Contributor and the Servicer shall not be liable to the Series 1998-1 Noteholders except, with respect to the Series Obligors and the Servicer, for the non-performance of obligations expressly undertaken by them pursuant hereto and, with respect to ALRC III and ABR LLC, as expressly provided for in the Sale Agreement and, with respect to the Contributor, as expressly provided for in the Contribution Agreement. Without limiting the generality of the foregoing, if any User fails to pay any Scheduled Payment, Final Contract Payment, exercised Purchase Option Payment or other amounts due under a Series 1998-1 Contract, then neither the Trustee nor the Series 1998-1 Noteholders will have any recourse against the Series Obligors, ALRC III, ABR LLC, the Contributor or the Servicer for such Scheduled Payment, Final Contract Payment, exercised Purchase Option

     Payment, other amounts due under such Series 1998-1 Contract or any losses, damages, claims, liabilities or expenses incurred by the Trustee or any Series 1998-1 Noteholder as a direct or indirect result thereof.

        (b) The Trustee agrees that in the event of a default by a User under the terms of a Series 1998-1 Contract, which default is not cured within any applicable cure period set forth in such Series 1998-1 Contract, the Trustee and the Series 1998-1 Noteholders shall be expressly limited to the sources of payment specified herein. In addition, the Trustee shall have the right to exercise the rights of the Contributor (which rights have been assigned to the Series Obligors and then to the Trustee) under the Series 1998-1 Contracts, the Insurance Policies, any document in any Contract File and any Related Document in the name of the Trustee and the Series 1998-1 Noteholders, either directly or through the Servicer as agent, and the Trustee is hereby directed by the Series Obligors to exercise such rights; provided, however, that the Trustee shall not be required to take any action pursuant to this Section 1.07 except upon written instructions from the Servicer and to the extent it is fully indemnified to its reasonable satisfaction therefor.

        (c) A carbon, photographic or other reproduction of the Master Agreement, this Series 1998-1 Supplement or any financing statement is sufficient as a financing statement in any applicable jurisdiction.

        The receipt of the Series 1998-1 Trust Estate by the Trustee (through possession thereof by the Servicer acting as custodian) does not constitute and is not intended to result in an assumption by the Trustee or any Series 1998-1 Noteholder of any obligation (except for the obligation not to disturb a User's right of quiet enjoyment) of the Contributor, ABR LLC, ALRC III, either Series Obligor or the Servicer to any User or other Person in connection with the Equipment, the Series 1998-1 Contracts, the Insurance Policies, any document in the Contract Files or any Related Document.

        SECTION 1.08 Forms of Notes. The Series 1998-1 Notes shall be in the forms set forth in Exhibit C hereto.

                                  ARTICLE II.

                                   DEFINITIONS

        SECTION 2.01 Definitions.

        (a) Whenever used in this Series 1998-1 Supplement and when used in the Master Agreement with respect to the Series 1998-1 Notes, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Unless otherwise defined in this Series 1998-1 Supplement, terms defined in the Master Agreement are used herein as therein defined.

        ABR LLC: Advanta Business Receivables LLC, a Nevada limited liability company.

        ABS: Advanta Business Services Corp., a Delaware corporation.

        Actual Discount Rate: The sum of (i) the weighted average (as of the Closing Date) of the Class A-4 Interest Rate (assuming that the Class A-4 Interest Rate applies to the entire Class A Initial Principal Balance) the Class B Interest Rate and the Class C Interest Rate and (ii) the Servicer Fee Percentage.

        Additional Contracts: Those Contracts listed on the "Schedule of Additional Contracts" attached to the related Series 1998-1 Contribution Agreement Supplement.

        Additional Equipment: The Equipment underlying a related Additional Contract.

        Additional Property Funding Account: The account established and maintained pursuant to Section 3.02(a) hereof.

        Additional Property Funding Requirement: With respect to any Payment Date during the Interest-Only Period, the sum of (i) the excess of (a) the Aggregate Contract Principal Balance as of the second preceding Calculation Date over (b) the Aggregate Contract Principal Balance as of the preceding Calculation Date plus (ii) the amount on deposit in the Additional Property Funding Account at the opening of business on such Payment Date.

        Aggregate Contract Balance Remaining: With respect to any Payment Date, the aggregate Contract Balances Remaining of all Series 1998-1 Contracts (other than Charged-Off Contracts) in the Series 1998-1 Trust Estate as of the related Calculation Date.

        Aggregate Contract Principal Balance: With respect to any date, the aggregate Contract Principal Balances of all Series 1998-1 Contracts (other than Charged-Off Contracts) in the Series 1998-1 Trust Estate as of such date.

        ALRC III: Advanta Leasing Receivables Corp. III, a Nevada corporation.

        ALRC IV: Advanta Leasing Receivables Corp. IV, a Nevada corporation.

        ALRC V: Advanta Leasing Receivables Corp. V, a Nevada corporation.

        Amortization Date: The earliest to occur of (i) the Stated Amortization Date, (ii) in the event that a Required Amortization Event occurs on a Payment Date, such Payment Date, or (iii) otherwise, on the Payment Date which immediately follows the occurrence of a Required Amortization Event.

        Amortization Period: The period commencing with the Amortization Date.

        Ancillary Servicing Income: Certain miscellaneous amounts which revert to the Servicer in consideration of the servicing function performed by the Servicer, such as late fees, insufficient funds charges, and the like.

        Available Additional Property Funding Amount: As defined in Section 3.05
(a)(vi) hereof.

        Available Funds: With respect to a Payment Date, (i) all amounts on deposit in the Series 1998-1 Facility Account on the related Determination Date (including, without limitation, Scheduled Payments, Final Contract Payments, Defaulted Residual Receipts, Residual Receipts (but only if the Residual Cap Amount has not yet been reached), Prepayment Amounts, and investment earnings on each of the Series 1998-1 Accounts), plus (ii) amounts transferred from the Reserve Account and/or the Residual Account with respect to such Payment Date and deposited in the Series 1998-1 Facility Account.

        Available Reserve Amount: As of any date of determination, the amount on deposit in the Reserve Account on such date.

        Available Residual Amount: As of any date of determination, the amount on deposit in the Residual Account on such date.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

        Beginning Period: The Collection Period during which the Amortization Date occurs.

        Charged-Off Contract: Any Series 1998-1 Contract (a)(i) that is a Delinquent Contract with respect to which a User is contractually delinquent for 121 days or more (without regard to any Servicer Advances or the application of any Security Deposit) or (ii) as to which the Servicer has determined in accordance with its customary servicing practices that eventual payment of the remaining Scheduled Payments thereunder is unlikely or (iii) that has been rejected by or on behalf of the User in a bankruptcy proceeding and (b) as to which a Release Event has not occurred; provided, however, that if a Series 1998-1 Contract is a Charged-Off Contract at the time that a Release Event or at the time a Substitute Contract is delivered in substitution therefor, such Series 1998-1 Contract shall nevertheless continue to be treated as a "Charged-Off Contract" for purposes of calculating (i) the ratio described in clause "(v)" of the definition of "Required Amortization Event" and (ii) the Cumulative Net Loss Percentage.

        Class A Allocated Loss Amount: With respect to any Payment Date, the lesser of (x) the Class A Principal Balance after taking into account any other reductions thereon on such Payment Date and (y) the excess of (A) the Senior
Allocated Loss Amount for such Payment Date over (B) the sum of the Class C Allocated Loss Amount and the Class B Allocated Loss Amount for such Payment Date.

        Class A Initial Principal Balance: The sum of the Class A-1 Initial Principal Balance, the Class A-2 Initial Principal Balance, the Class A-3 Initial Principal Balance and the Class A-4 Initial Principal Balance.

        Class A Noteholders: The Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders.

        Class A Note Interest: With respect to any Payment Date, the sum of the Class A-1 Note Interest, the Class A-2 Note Interest, the Class A-3 Note Interest and the Class A-4 Note Interest.

        Class A Notes: The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

        Class A Overdue Interest: With respect to any Payment Date, the sum of the Class A-1 Overdue Interest, the Class A-2 Overdue Interest, the Class A-3 Overdue Interest and the Class A-4 Overdue Interest.

        Class A Overdue Principal: As of any Payment Date, the sum of the Class A-1 Overdue Principal, the Class A-2 Overdue Principal, the Class A-3 Overdue Principal and the Class A-4 Overdue Principal.

        Class A Percentage: A fraction, expressed as a percentage, equal to the Class A Initial Principal Balance divided by the Initial Aggregate Contract Principal Balance.

        Class A Principal Balance: As of any date of determination, the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance and the Class A-4 Principal Balance, in each case as of such date.

        Class A Principal Payment: As to any Payment Date, the excess of (x) the Class A Principal Balance immediately prior to such Payment Date over (y) the lesser of (A) the Class A Target Investor Principal Amount and (B) the excess of
(1) the Aggregate Contract Principal Balance as of related Calculation Date over
(2) the Class D Floor.

        Class A Target Investor Principal Amount: With respect to each Payment Date, an amount equal to the product of (i) the Class A Percentage and (ii) the Aggregate Contract Principal Balance as of the related Calculation Date.

        Class A-1 Allocated Loss Amount: With respect to any Payment Date, the lesser of (x) the Class A-1 Principal Balance and (y) an amount equal to the Class A-1 Notes' pro rata share of the Class A Allocated Loss Amount as of such Payment Date.

        Class A-1 Initial Principal Balance: $72,000,000.

        Class A-1 Interest Rate: 5.77% per annum.

        Class A-1 Maturity Date: August 1999 Payment Date.

        Class A-1 Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class A-1 Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class A-1 Initial Principal Balance.

        Class A-1 Noteholder: The Person in whose name a Class A-1 Note is registered in the Note Register.

        Class A-1 Note Interest: With respect to any Payment Date, the sum of
(i) product of (A) the Class A-1 Principal Balance immediately prior to such Payment Date, but disregarding, for purposes of this calculation of interest only, Class A-1 Allocated Loss Amounts previously applied to reduce the Class A-1 Principal Balance and (B) the one-twelfth of the Class A-1 Interest Rate and
(ii) the Class A-1 Overdue Interest from the preceding Payment Date.

        Class A-1 Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-1.

        Class A-1 Overdue Interest: With respect to any Payment Date, the sum of:

                (a) the excess, if any, of any Class A-1 Note Interest due on such Payment Date over the Class A-1 Note Interest paid on such Payment Date; and

                (b) the product of (i) the amount of Class A-1 Overdue Interest due on the immediately preceding Payment Date and not paid on such immediately preceding Payment Date and (ii) one-twelfth of the Class A-1 Interest Rate.

        Class A-1 Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class A-1 Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class A-1 Noteholders on all prior Payment Dates.

        Class A-1 Principal Balance: As of any Payment Date, an amount equal to the Class A-1 Initial Principal Balance less (i) any Class A-1 Principal Payments previously made on the Class A-1 Notes and (ii) all Class A-1 Allocated Loss Amounts previously allocated to the Class A-1 Notes.

        Class A-1 Principal Payment: As to any Payment Date, that portion, if any, of the Class A Principal Payment for such Payment Date which the Class A-1 Notes are entitled to receive on such Payment Date pursuant to Section 3.05(b)(vi).

        Class A-2 Allocated Loss Amount: With respect to any Payment Date, the lesser of (x) the Class A-2 Principal Balance and (y) an amount equal to the Class A-2 Notes' pro rata share of the Class A Allocated Loss Amount as of such Payment Date.

        Class A-2 Initial Principal Balance: $190,000,000.

        Class A-2 Interest Rate: 5.82% per annum.

        Class A-2 Maturity Date: May 2001 Payment Date.

        Class A-2 Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class A-2 Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class A-2 Initial Principal Balance.

        Class A-2 Noteholder: The Person in whose name a Class A-2 Note is registered in the Note Register.

        Class A-2 Note Interest: With respect to any Payment Date, the sum of
(i) product of (A) the Class A-2 Principal Balance immediately prior to such Payment Date, but disregarding, for purposes of this calculation of interest only, Class A-2 Allocated Loss Amounts previously applied to reduce the Class A-2 Principal Balance and (B) the one-twelfth of the Class A-2 Interest Rate and
(ii) the Class A-2 Overdue Interest from the preceding Payment Date.

        Class A-2 Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-2.

        Class A-2 Overdue Interest: With respect to any Payment Date, the sum of:

        (i) the excess, if any, of any Class A-2 Note Interest due on such Payment Date over the Class A-2 Note Interest paid on such Payment Date; and

        (ii) the product of (a) the amount of Class A-2 Overdue Interest due on the immediately preceding Payment Date and not paid on such immediately preceding Payment Date and (b) one-twelfth of the Class A-2 Interest Rate.

        Class A-2 Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class A-2 Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class A-2 Noteholders on all prior Payment Dates.

        Class A-2 Principal Balance: As of any date, an amount equal to the Class A-2 Initial Principal Balance less (i) any Class A-2 Principal Payments previously made on the Class A-2 Notes and (ii) all Class A-2 Allocated Loss Amounts previously allocated to the Class A-2 Notes.

        Class A-2 Principal Payment: As to any Payment Date, that portion, if any, of the Class A Principal Payment for such Payment Date which the Class A-2 Notes are entitled to receive on such Payment Date pursuant to Section 3.05(b)(vii).

        Class A-3 Allocated Loss Amount: With respect to any Payment Date, the lesser of (x) the Class A-3 Principal Balance and (y) an amount equal to the Class A-3 Notes' pro rata share of the Class A Allocated Loss Amount as of such Payment Date.

        Class A-3 Initial Principal Balance: $23,300,000.

        Class A-3 Interest Rate: 5.93% per annum.

        Class A-3 Maturity Date: September 2001 Payment Date.

        Class A-3 Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class A-3 Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class A-3 Initial Principal Balance.

        Class A-3 Noteholder: The Person in whose name a Class A-3 Note is registered in the Note Register.

        Class A-3 Note Interest: With respect to any Payment Date, the sum of
(i) product of (A) the Class A-3 Principal Balance immediately prior to such Payment Date, but disregarding, purposes of this calculation of interest only, Class A-3 Allocated Loss Amounts previously applied to reduce the Class A-3 Principal Balance and (B) the one-twelfth of the Class A-3 Interest Rate and
(ii) the Class A-3 Overdue Interest from the preceding Payment Date.

        Class A-3 Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-3.

        Class A-3 Overdue Interest: With respect to any Payment Date, the sum of:

   (i) the excess, if any, of any Class A-3 Note Interest due on such Payment Date over the Class A-3 Note Interest paid on such Payment Date; and

   (ii) the product of (a) the amount of Class A-3 Overdue Interest due on the immediately preceding Payment Date and not paid on such immediately preceding Payment Date and (b) one-twelfth of the Class A-3 Interest Rate.

        Class A-3 Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class A-3 Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class A-3 Noteholders on all prior Payment Dates.

        Class A-3 Principal Balance: As of any date, an amount equal to the Class A-3 Initial Principal Balance less (i) any Class A-3 Principal Payments previously made on the A-3 Notes and (ii) all Class A-3 Allocated Loss Amounts previously allocated to the Class A-3 Notes.

        Class A-3 Principal Payment: As to any Payment Date, that portion, if any, of the Class A Principal Payment for such Payment Date which the Class A-3 Notes are entitled to receive on such Payment Date pursuant to Section 3.05(b)(viii).

        ClassA-3 Special Redemption: As defined in Section 5.02 hereof.

        Class A-3 Special Redemption Premium: With respect to the Payment Date on which the Class A-3 Special Redemption occurs, an amount equal to the excess, if any, discounted to the present value to such Payment Date at the applicable yield as described in clause (b) below, of (a) the amount of interest that would accrue on the aggregate Class A-3 Principal Balance at the Class A-3 Interest Rate during the period commencing on and including the Payment Date on which such Class A-3 Special Redemption Premium is required to be paid to the Class A-3 Noteholders to but excluding the September 2001 Payment Date, over (b) the amount of interest that would have accrued on the Class A-3 Principal Balance over the same period at a rate per annum of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such Payment Date on the 6.625% U.S. Treasury Note due June 30, 2001.

        Class A-4 Allocated Loss Amount: With respect to any Payment Date, the lesser of (x) the Class A-4 Principal Balance and (y) an amount equal to the Class A-4 Notes' pro rata share of the Class A Allocated Loss Amount as of such Payment Date.

        Class A-4 Initial Principal Balance: $45,900,000.

        Class A-4 Interest Rate: 5.98% per annum.

        Class A-4 Maturity Date: June 2002 Payment Date.

        Class A-4 Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class A-4 Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class A-4 Initial Principal Balance.

        Class A-4 Noteholder: The person in whose name a Class A-4 Note is registered in the Note Register.

        Class A-4 Note Interest: With respect to any Payment Date, the sum of
(i) product of (A) the Class A-4 Principal Balance immediately prior to such Payment Date, but disregarding, for purposes of this calculation of interest only, Class A-4 Allocated Loss Amounts previously applied to reduce the Class A-4 Principal Balance and (B) the one-twelfth of the Class A-4 Interest Rate and
(ii) the Class A-4 Overdue Interest from the preceding Payment Date.

        Class A-4 Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-4.

        Class A-4 Overdue Interest: With respect to any Payment Date, the sum of:

   (a) the excess, if any, of any Class A-4 Note Interest due on such Payment Date over the Class A-4 Note Interest paid on such Payment Date; and

   (b) the product of (i) the amount of Class A-4 Overdue Interest due on the immediately preceding Payment Date and not paid on such immediately preceding Payment Date and (ii) one-twelfth of the Class A-4 Interest Rate.

        Class A-4 Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class A-4 Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class A-4 Noteholders on all prior Payment Dates.

        Class A-4 Principal Balance: As of any date, an amount equal to the Class A-4 Initial Principal Balance less (i) any Class A Principal Payments previously made on the A-4 Notes and (ii) all Class A-4 Allocated Loss Amounts previously allocated to the Class A-4 Notes.

        Class A-4 Principal Payment: As to any Payment Date, that portion, if any, of the Class A Principal Payment for such Payment Date which the Class A-4 Notes are entitled to receive on such Payment Date pursuant to Section 3.05(b)(ix).

        Class B Allocated Loss Amount: The lesser of (x) the Class B Principal Balance and (y) the excess of (A) the Senior Allocated Loss Amount for such Payment Date over (B) the Class C Allocated Loss Amount for such Payment Date.

        Class B Initial Principal Balance: $18,938,000.

        Class B Interest Rate: 6.10% per annum.

        Class B Maturity Date: May 2001 Payment Date.

        Class B Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class B Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class B Initial Principal Balance.

        Class B Noteholder: The Person in whose name a Class B Note is registered in the Note Register.

        Class B Note Interest: With respect to any Payment Date, the sum of (i) product of (A) the Class B Principal Balance immediately prior to such Payment Date, but disregarding, for purposes of this calculation of interest only, Class B Allocated Loss Amounts previously applied to reduce the Class B Principal Balance and (B) the one-twelfth of the Class B Interest Rate and (ii) the Class B Overdue Interest from the preceding Payment Date.

        Class B Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class B.

        Class B Overdue Interest: With respect to any Payment Date, the sum of:

        (i) the excess, if any, of any Class B Note Interest due on such Payment Date over the Class B Note Interest paid on such Payment Date; and

        (ii) the product of (a) the amount of Class B Overdue Interest due on the immediately preceding Payment Date and not paid on such immediately preceding Payment Date and (b) one-twelfth of the Class B Interest Rate.

        Class B Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class B Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class B Noteholders on all prior Payment Dates.

        Class B Percentage: A fraction, expressed as a percentage, equal to the Class B Initial Principal Balance divided by the Initial Aggregate Contact Principal Balance.

        Class B Principal Balance: As of any date, an amount equal to the Class B Initial Principal Balance less (i) any Class B Principal Payments previously made on the Class B Notes and (ii) all Class B Allocated Loss Amounts previously allocated to the Class B Notes.

        Class B Principal Payment: With respect to any Payment Date, the excess of (x) the sum of (A) the Class A Principal Balance (after giving effect to payments on the Class A Notes on such Payment Date), plus (B) the Class B Principal Balance immediately preceding such Payment Date over (y) the lesser of
(A) the Class B Target Investor Principal Amount and (B) the excess of (1) the Aggregate Contract Principal Balance as of the related Calculation Date over (2) the Class D Floor.

        Class B Target Investor Principal Amount: With respect to each Payment Date, an amount equal to the product of (a) the sum of (x) the Class A Percentage and (y) the Class B Percentage and (b) the Aggregate Contract Principal Balance as of the related Calculation Date.

        Class C Allocated Loss Amount: With respect to any Payment Date, the lesser of (x) the Class C Principal Balance and (y) the Senior Allocated Loss Amount for such Payment Date.

        Class C Initial Principal Balance: $9,862,000.

        Class C Interest Rate: 6.49% per annum.

        Class C Maturity Date: September 2000 Payment Date.

        Class C Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class C Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class C Initial Principal Balance.

        Class C Noteholder: The Person in whose name a Class C Note is registered in the Note Register.

        Class C Note Interest: With respect to any Payment Date, the sum of (i) product of (A) the Class C Principal Balance immediately prior to such Payment Date, but disregarding, for purposes of this calculation of interest only, Class C Allocated Loss Amounts previously applied to reduce the Class C Principal Balance and (B) the one-twelfth of the Class C Interest Rate and (ii) the Class C Overdue Interest from the preceding Payment Date.

        Class C Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class C.

        Class C Overdue Interest: With respect to any Payment Date, the sum of:

        (i) the excess, if any, of any Class C Note Interest due on such Payment Date over the Class C Note Interest paid on such Payment Date and;

        (ii) the product of (a) the amount of Class C Overdue Interest due on the immediately preceding Payment Date and not paid on such immediately preceding Payment Date and (b) one-twelfth of the Class C Interest Rate.

        Class C Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class C Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class C Noteholders on all prior Payment Dates.

        Class C Percentage: A fraction, expressed as a percentage, equal to the Class C Initial Principal Balance divided by the Initial Aggregate Contract Principal Balance.

        Class C Principal Balance: As of any date, an amount equal to the Class C Initial Principal Balance less (i) any Class C Principal Payments previously made on the Class C Notes and (ii) all Class C Allocated Loss Amounts previously allocated to the Class C Notes.

        Class C Principal Payment: With respect to any Payment Date, the excess of (x) the sum of (A) the Class A Principal Balance (after giving effect to payments on the Class A Notes on such Payment Date), plus (B) the Class B Principal Balance (after giving effect to payments on the Class B Notes on such Payment Date), plus (C) the Class C Principal Balance immediately preceding such Payment Date over (y) the lesser of (A) the Class C Target Investor Principal Amount and (B) the excess of (1) the Aggregate Contract Principal Balance as of the related Calculation Date over (2) the Class D Floor.

        Class C Target Investor Principal Amount: With respect to each Payment Date, an amount equal to the product of (a) the sum of (x) the Class A Percentage, (y) the Class B Percentage and (z) the Class C Percentage and (b) the Aggregate Contract Principal Balance as of the related Calculation Date.

        Class D Allocated Loss Amount: The lesser of (i) the Class D Principal Balance and (ii) the amount, if any, by which (x) the Outstanding Note Principal Balance (after taking into account all payments of principal made on such Payment Date) exceeds (y) the Aggregate Contract Principal Balance as of the related Calculation Date.

        Class D Floor: With respect to each Payment Date, (i) 3.50% of the Initial Aggregate Contract Principal Balance, plus (ii) the Cumulative Loss Amount on the immediately preceding Payment Date, minus (iii) the lesser of (1) the Reserve Account Floor and (2) the amount on deposit in Reserve Account at the opening of business on such Payment Date.

        Class D Initial Principal Balance: $15,000,304.

        Class D Note Factor: With respect to any Payment Date, a seven digit decimal number representing the ratio of (i) the Class D Principal Balance which will be outstanding on the such Payment Date (after taking into account all distributions and allocations to be made on such Payment Date) to (ii) the Class D Initial Principal Balance.

        Class D Noteholder: The Person in whose name a Class D Note is registered in the Note Register.

        Class D Notes: The Advanta Equipment Receivables Asset-Backed Notes, Series 1998-1, Class D.

        Class D Overdue Principal: With respect to any Payment Date, the positive difference, if any, between (i) the aggregate of the Class D Principal Payments due on all prior Payment Dates and (ii) the aggregate amount of the principal (from whatever source) actually distributed to the Class D Noteholders on all prior Payment Dates.

        Class D Percentage: A fraction, expressed as a percentage, equal to the Class D Initial Principal Balance divided by the Initial Aggregate Contract Principal Balance.

        Class D Principal Balance: With respect to any Payment Date, the Class D Initial Principal Balance less (i) any Class D Principal Payments previously made on the Class D Notes and (ii) less all Class D Allocated Loss Amount previously allocated to the Class D Notes.

        Class D Principal Payment: With respect to any Payment Date, the amount necessary to reduce the Class D Principal Balance to the greater of the Class D Target Investor Principal Amount and the Class D Floor; provided, however, that upon the payment of the aggregate Outstanding Note Principal Balance of the Offered Notes (together with any Class A Overdue Principal, any Class B Overdue Principal and any Class C Overdue Principal) to zero, the Class D Principal Payment shall be equal to the excess of (x) the Aggregate Contract Principal Balance as of the second preceding Calculation Date over (y) the sum of (A) the Aggregate Contract Principal Balance as of the preceding Calculation Date, plus
(B) if such Payment Date is the Payment Date on which the aggregate Outstanding Note Principal Balance of the Offered Notes plus such overdue principal is paid to zero, the sum of the Class A Principal Payment, the Class B Principal Payment and the Class C Principal Payment on such Payment Date.

        Class D Target Investor Principal Amount: With respect to each Payment Date, an amount equal to the product of (a) the Class D Percentage and (b) the Aggregate Contract Principal Balance as of the related Calculation Date.

        Closing Date: April 14, 1998.

        Collateral Factor: With respect to any Payment Date, the seven digit decimal number representing the ratio of (i) the Aggregate Contract Principal Balance as of the immediately preceding Calculation Date to (ii) the Initial Aggregate Contract Principal Balance.

        Contract Principal Balance: As of any date of calculation with respect to a Series 1998-1 Contract, the present value of the Scheduled Payments to become due with respect to such Series 1998-1 Contract on and after such date of calculation (but in any event prior to December 2006), together with all Scheduled Payments previously due and unpaid which were not the subject of a Servicer Advance on or prior to such date, discounted monthly to the Calculation Date immediately prior to such date of calculation (or to such date of calculation if such date of calculation is a Calculation Date) at one-twelfth of the Actual Discount Rate, except that a Charged-Off Contract has a Contract Principal Balance of $0.

        Contributor: Advanta Business Services Corp., a Delaware corporation, as contributor under the Contribution Agreement and each of the Series 1998-1 Contribution Agreement Supplements.

        Crossover Amounts: As defined in the Master Facility Agreement.

        Cumulative Loss Amount: With respect to each Payment Date, an amount equal to the excess, if any, of (a) the Outstanding Note Principal Balance of the Offered Notes after giving effect to all payments on such Payment Date, over
(b) the Aggregate Contract Principal Balance as of the related Calculation Date.

        Cumulative Net Loss Percentage: With respect to each Collection Period commencing with the Beginning Period, the percentage equivalent of a fraction, the numerator of which is the excess of (x) the aggregate amount of the Contract Principal Balances of all Series 1998-1 Contracts which become Charged-Off Contracts during all prior Collection Periods beginning with the Beginning Period over (y) the aggregate amount of all Defaulted Residual Receipts collected by the Servicer with respect to such Collection Periods and the denominator of which is the Aggregate Contract Principal Balance as of the opening of the Beginning Period.

        Cut-Off Date: With respect to the Initial Contracts, the opening of business on April 1, 1998. With respect to any Additional Contract or Substitute Contract pledged to the Trustee, the date specified in the related Pledge Notice.

        Defaulted Residual Receipts: With respect to any Series 1998-1 Contract which has previously become a Charged-Off Contract, all proceeds of the sale of the Equipment, all Insurance Proceeds and any amounts collected related to the failure of a User to pay any required amounts under the related Series 1998-1 Contract or to return the Equipment, in each case as reduced by (i) any unreimbursed Servicer Advances with respect to such Series 1998-1 Contract or such Equipment and (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Series 1998-1 Contract or in liquidating such Equipment.

        Delinquent Contract: As of any date, a Contract as to which a Scheduled Payment, or part thereof, remains unpaid for more than 60 days from the original due date for such Scheduled Payment.

        Determination Date: The third Business Day prior to each Payment Date.

        Eligible Contracts: Means, at the time of pledge, a Series 1998-1 Contract with respect to which:

        (i) (a) is with a User whose billing address is in the United States or its territories and possessions and requires all payments under such Contract to be made in United States dollars and (b) is with a User who, if a natural person, is a resident of the United States or its territories and possessions with legal capacity to contract or, if a corporation or other business organization, is organized under the laws of the United States, its territories or any political subdivision thereof and has its chief executive office in the United States or its territories,

        (ii) has not had any of its terms, conditions or provisions modified or waived other than in compliance with the Credit and Collection Policy and has not been restructured at any time when such Contract was a Delinquent Contract,

        (iii) constitutes "chattel paper" within the meaning of Section 9-105(b) of the UCC of all applicable jurisdictions (other than a Contract which is a loan in form and does not purport to evidence a security interest in goods within the meaning of Section 9-105(h) of the UCC OF all applicable jurisdictions) and for which there is only one original of such Contract that constitutes "chattel paper" for purposes of the UCC,

        (iv) does not contravene any applicable federal, state and local laws, and regulations thereunder (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of such Contract thereto is in violation of any applicable law, rule or regulation,

        (v) as confirmed by the Contributor, satisfies in all material respects all applicable requirements of the Credit and Collection Policy,

        (vi) if a municipal contract, does not have a Contract Principal Balance that, when aggregated with the Contract Principal Balances of all other municipal contracts included as Series 1998-1 Contracts, exceeds 2.0% of the Aggregate Contract Principal Balance at that time,

        (vii) as of the related Pledge Date, is not more than 60 days delinquent;

        (viii) as of the related Pledge Date (other than a Contract which is a loan in form), (a) contains "hell or high water" provisions requiring the related User to assume all risk of loss or malfunction of the related Equipment, (b) makes the related User absolutely and unconditionally liable for all payments required to be made thereunder, without any right of set-off, counterclaim, or other defense (other than the discharge in bankruptcy of such related User) and without any right to prepay the Contract or any contingencies tied to the Series Obligors, (c) is a triple-net lease and (d) is non-cancelable,

        (ix) when aggregated with the sum of the Contract Principal Balances of all other Series 1998-1 Contracts relating to a single User, shall not be greater than the product of (a) 1.25% and (b) the Aggregate Contract Principal Balance at that time,

        (x) creates a valid and enforceable security or ownership interest in favor of the Contributor in the related Equipment, if any;

        (xi) is free and clear of any Adverse Claims, other than the claims arising pursuant to the Master Agreement, this Series 1998-1 Supplement and the Related Documents; provided, however, that nothing in this clause (xi) shall prevent or be deemed to prohibit the Contributor from suffering to exist upon such Series 1998-1 Contract any Adverse Claim for federal, state, municipal or other local taxes if such taxes shall not at the time be due and payable or if the Contributor shall concurrently be contesting the validity thereof in good faith by appropriate proceedings that have stayed enforcement thereof and shall have set aside on its books adequate reserves with respect thereto;

        (xii) is in full force and effect in accordance with its terms and contains enforceable provisions such that the right and remedies of the holder thereof shall be adequate for realization against the Equipment, if any, thereunder and of the benefits of any security granted thereunder;

        (xiii) does not provide for the substitution, exchange, or addition of any other items of Equipment pursuant to such Contract which would result in any reduction or extension of payments due thereunder;

        (xiv) by its terms is due and payable on or within 84 months of the applicable Pledge Date and has not had its payment terms extended other than in compliance with the Credit and Collection Policy;

        (xv) is in substantially the form of one of the form contracts set forth in Exhibit B hereto, subject to no offset, counterclaim or other defense (other than the discharge in bankruptcy of such User);

        (xvi) (a) does not preclude the pledge, transfer or assignment thereof,
     (b) does not require the consent of the User to the pledge, assignment or transfer thereof, and (c) does not contain a confidentiality provision that purports to restrict the ability of the Trustee (or any prior pledgor or owner thereof) to exercise its rights under the Related Documents with respect thereto, including, without limitation, its right to review the Series 1998-1 Contract;

        (xvii) was (a) originated or purchased by the Contributor in the ordinary course of its business, (b) approved and purchased or funded in the ordinary course of the Contributor's business and (c) if purchased from a broker or vendor, has been re-underwritten by the Contributor in the ordinary course of the Contributor's business and in compliance with its underwriting policies;

        (xviii) either (a) is an account receivable representing all or part of the sales price of merchandise, insurance and/or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended, or (b) represents a financial asset that converts to cash within a finite period of time within the meaning of Rule 3a-7 promulgated under the Investment Company Act of 1940, as amended;

        (xix) if such Series 1998-1 Contract has a "balloon payment" (i.e., a final payment more than 10% greater in amount than any prior Scheduled Payment), does not have a Contract Principal Balance which, when aggregated with the Contract Principal Balances of all other Series 1998-1 Contracts having a balloon payment, exceeds 10% of the Aggregate Contract Principal Balance at that time;

        (xx) has made at least one Scheduled Payment, except that such Series 1998-1 Contract need not have made at least one Scheduled Payment if the aggregate Contract Principal Balance of all Series 1998-1 Contracts which have not made at least one Scheduled Payment does not exceed 5.0% of the Original Aggregate Contract Principal Balance;

        (xxi) relates to a piece of Equipment which is located in the United States of America, its territories or possessions;

        (xxii) when aggregated with the sum of the Contract Principal Balances of all Series 1998-1 Contracts acquired by the Contributor or its affiliates from Camera Corp., shall not exceed the product of (a) 1.9% and
     (b) the Aggregate Contract Principal Balance at that time; and

        (xxiii) when aggregated with the sum of the Contract Principal Balances of all Series 1998-1 Contracts acquired by the Contributor or its affiliates from the same single broker or vendor, shall not exceed 6.0% of the Aggregate Contract Principal Balance at that time, provided that all such contracts acquired from such single broker or vendor (a) are non-recourse obligations, (b) are subject to a sale and purchase agreement and (c) have been purchased through an arms-length transaction; provided, however that such sum may exceed 6.0% of the Aggregate Contract Principal Balance subject to the consent of the Rating Agencies; and provided, further that, if all such contracts do not meet all of the requirements of
     (a), (b) and (c) directly above, then such sum shall not exceed 1.5% of the Aggregate Contract Principal Balance at that time.

        Event of Default: As defined in Section 4.01 hereof.

        Final Contract Payment: With respect to any Series 1998-1 Contract, any specified amount or minimum specified amount set forth in such Series 1998-1 Contract and required to be paid by the related User at the maturity of such Series 1998-1 Contract.

        Included Residual Receipts: With respect to any Payment Date, the aggregate, cumulative amount of Residual Receipts included as part of the Monthly Remittance Amount on such Payment Date and all prior Payment Dates.

        Initial Aggregate Contract Principal Balance: The Aggregate Contract Principal Balances on the Closing Date, which is an amount equal to $375,000,304.

        Initial Contracts: The Series 1998-1 Contracts pledged to the Trustee on the Closing Date, as identified on the List of Initial Contracts.

        Initial Equipment: The Equipment pledged to the Trustee on the Closing Date pursuant to Section 1.02 hereto.

        Interest Accrual Period: With respect to any Payment Date, the period commencing on and including the prior Payment Date (or in the case of the first Payment

Date, the Closing Date) and ending on and including the day immediately preceding such Payment Date.

        Interest-Only Period: The period from and including the Closing Date to and including the January 1999 Payment Date.

        List of Initial Contracts: With respect to the Initial Contracts delivered on the Closing Date, a printed or electronic list of such Initial Contracts, certified by an Authorized Officer of the Obligors' Agent.

        Master Agreement: As defined in the recitals hereof.

        Monthly Delinquency Percentage: With respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the aggregate Contract Balance Remaining of all Contracts which are 31 or more days delinquent, determined as of the related Calculation Date and (b) the denominator of which is the Aggregate Contract Balance Remaining as of the related Calculation Date.

        Monthly Net Loss Percentage: With respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the excess of (x) the aggregate amount of the Contract Principal Balances of all Series 1998-1 Contracts which became Charged-Off Contracts during such Collection Period over
(y) the aggregate amount of all Defaulted Residual Receipts collected by the Servicer with respect to such Collection Periods, and the denominator of which is the Aggregate Contract Principal Balance as of the beginning of such Collection Period.

        Monthly Residual Realization Percentage: With respect to any Payment Date, the percentage equivalent of a fraction (a) the numerator of which is the aggregate dollar amount of Residual Receipts collected during the immediately preceding Collection Period and (b) the denominator of which is equal to the aggregate Booked Residuals with respect to those Series 1998-1 Contracts for which Residual Receipts were collected during such immediately preceding Collection Period.

        Monthly Remittance Amount: With respect to any Payment Date (x) occurring on or prior to the Residual Cap Date, the aggregate amount of Collections received by the Servicer during the prior Collection Period with respect to the Series 1998-1 Trust Estate (other than Collections representing Advance Payments until such Advance Payments are applied as Collections), together with all Servicing Advances paid by the Servicer with respect to such Payment Date and (y) occurring after the Residual Cap Date, the amount described in clause (x) above less any Residual Receipts with respect to the related Collection Period. With respect to the Payment Date which is the Residual Cap Date, Residual Receipts with respect to the related Collection Period will only be included in the Monthly Remittance Amount to the extent that such inclusion would not result in Included Residual Receipts exceeding the Residual Cap Amount.

        Nonrecoverable Advances: With respect to any Delinquent Contract, a Servicer Advance which the Servicer has determined that it will be unable to recover, in whole or in part, with respect to such Delinquent Contract.

        Obligors' Agent: Advanta Leasing Receivables Corp. III, a Nevada corporation, as Obligors' Agent under the Master Agreement, the Series 1998-1 Supplement and Related Documents, as applicable.

        Offered Notes: As defined in Section 1.05 hereof.

        Outstanding Note Principal Balance: As of any date of determination, the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class B Principal Balance, the Class C Principal Balance and the Class D Principal Balance as of such date.

        Outstanding Note Principal Balance of the Offered Notes: As of any date of determination, the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class B Principal Balance and the Class C Principal Balance.

        Outstanding Residual Interest Principal Balance: As of any Payment Date, the excess, if any, of (x) the Aggregate Contract Principal Balance as of the related Calculation Date plus the Available Additional Property Funding Amount at the end of such Payment Date over (y) the Outstanding Note Principal Balance at the end of such Payment Date.

        Payment Date: The 15th day of each month, or, if such day is not a Business Day, the next succeeding Business Day, commencing May 15, 1998.

        Predecessor Contract: As defined in Section 3.09 hereof.

        Principal Payments: With respect to such Payment Date during the Amortization Period, the payments of principal each Class of Notes is entitled to receive in accordance with the priorities set forth in Section 3.05(b) hereof.

        Rating Agencies: Moody's, S&P and Fitch IBCA, Inc.

        Record Date: With respect to any Payment Date, the last day of the immediately preceding calendar month.

        Related Documents: The Master Agreement, the Series 1998-1 Supplement, the Sale Agreement, the Contribution Agreement, each Series 1998-1 Contribution Agreement Supplement, each Pledge Notice and all amendments and supplement thereto.

        Release Event: With respect to any Series 1998-1 Contract, a payment in full of such Series 1998-1 Contract or a removal of such Series 1998-1 Contract from the Series 1998-1 Trust Estate following the deposit of the related Prepayment Amount in the Series 1998-1 Facility Account.

        Required Amortization Event: The earliest to occur of any of the following: (i) the occurrence of an Event of Servicing Termination or an Event of

Default, (ii) the amount on deposit in the Additional Property Funding Account is more than $3,000,000, (iii) the bankruptcy of the Servicer or of either Series Obligor, (iv) as of any Calculation Date commencing with the third Calculation Date, the ratio of the aggregate Contract Balance Remaining of Series 1998-1 Contracts which are 31 or more days delinquent to the Aggregate Contract Balance Remaining exceeds 11.50%, (v) as of any Calculation Date, the three month average of the Monthly Net Loss Percentage exceeds 3.75%, (vi) the amount on deposit in the Reserve Account falls below the Reserve Account Initial Deposit, (vii) the percentage equivalent of a fraction, the numerator of which is Outstanding Note Principal Balances of the Offered Notes (after taking into account all payments of principal to be made on such Payment Date, but prior to taking into account any allocation of any Senior Allocated Loss Amount, or Class D Allocated Loss Amount, if any, for such Payment Date) and the denominator of which is the sum of the Aggregate Contract Principal Balance as of the related Calculation Date plus the amount on deposit in the Additional Property Funding Account at the end of such Payment Date exceeds 96%, (viii) the sum of (a) the aggregate Booked Residual as of the related Calculation Date plus (b) the excess of (x) the Available Reserve Amount as of the end of such Payment Date over (y) the Reserve Account Initial Deposit is less than (c) the aggregate Booked Residual as of the Closing Date, (ix) the weighted average remaining term to maturity of all Series 1998-1 Contracts exceeds 52 months as of any Calculation Date.

        Required Reserve Amount: With respect to any Payment Date, an amount equal to the greater of (x) 3.25% of the aggregate Outstanding Note Principal Balance of the Offered Notes (after taking into account all payments of principal on such Payment Date, but prior to any allocation of the Senior Allocated Loss Amount), and (y) the Reserve Account Floor.

        Reserve Account: The account or accounts by that name established and maintained by the Trustee pursuant to Section 3.02 hereof.

        Reserve Account Floor: With respect to any Payment Date, an amount equal to the lesser of (a) 1.00% of the initial Outstanding Note Principal Balance of the Offered Notes and (b) the then aggregate Outstanding Note Principal Balance of the Offered Notes.

        Reserve Account Funding Date: The first date on which the Reserve Account is funded to the level of the Required Reserve Amount.

        Reserve Account Initial Deposit: $8,280,000.

        Residual Account: The account or accounts by that name established and maintained by the Trustee pursuant to Section 3.02(c) hereof.

        Residual Amount Cap: An amount equal to $28,125,022.80.

        Residual Cap Date: The first date on which the Residual Amount Cap is reached.

        Residual Event: Means the occurrence of one or more of the following:
(a) the occurrence of an Event of Default; (b) ABS is no longer the Servicer;
(c) the Three-Month Residual Realization Percentage calculated on the related Calculation Date is less than 100%; (d) the Three-Month Delinquency Percentage calculated on the related Calculation Date is greater than 10.50%; or (e) the Cumulative Net Loss Percentage as of any Calculation Date occurring during the following periods exceeds the "Loss Trigger Level Percentage" set forth below:

                                                        Loss Trigger
            Period                                    Level Percentage
            ------                                    ----------------
Beginning Period through 12th Collection
Period thereafter                                           4.0%

13th Collection Period following
Beginning Period through 24th
Collection Period thereafter                                5.5%

25th Collection Period following
Beginning Period and thereafter                             7.0%


        Notwithstanding the foregoing: (i) the Residual Event referred to in clause (c) may be cured if the Three-Month Residual Realization Percentage is greater than or equal to 100%, (ii) the Residual Event referenced in clause (d) may be cured if the Three-Month Delinquency Percentage for any Collection Period thereafter is less than or equal to 10.50% and (iii) the Residual Event referenced in clause (e) may be cured if the Cumulative Net Loss Percentage, although it exceeds the "Loss Trigger Level Percentage" in a prior period, is less than or equal to the "Loss Trigger Level Percentage" in a subsequent period.

        Residual Interest: The Series Obligors' reversionary rights to the Series 1998-1 Trust Estate and the proceeds thereof, to the extent such proceeds are not needed to make payments on the Series 1998-1 Notes.

        Residual Interest Principal Balance: As of any date of determination, an amount equal to the excess of (x) the Aggregate Contract Principal Balance over
(y) the Outstanding Note Principal Balance, as of such date.

        Sale Agreement: That certain Sale and Assignment Agreement, dated as of April 14, 1998, by and between ALRC III and ABR LLC and the Series Obligors.

        Scheduled Payments: With respect to any Series 1998-1 Contract, the stated periodic rental payments (exclusive of any amounts in respect of insurance or taxes) set forth in such Series 1998-1 Contract due from the related User, together with any Final Contract Payment.

        Senior Allocated Loss Amount: With respect to any Payment Date, the amount, if any, by which (x) the Outstanding Note Principal Balance of the Offered Notes (after taking into account all payments of principal made on such Payment Date) exceeds (y) the sum of the Aggregate Contract Principal Balance as of the related Calculation Date, plus the amounts then on deposit in the Reserve Account and the Residual Account at the end of such Payment Date.

        Series Obligors: Advanta Leasing Receivables Corp. IV, a Nevada corporation, and Advanta Leasing Receivables Corp. V, a Nevada corporation.

        Series 1998-1 Accounts: The Series 1998-1 Facility Account, the Additional Property Funding Account, the Residual Account and the Reserve Account.

        Series 1998-1 Contracts: As defined in Section 1.02 hereof.

        Series 1998-1 Contribution Agreement Supplement: Each Contribution Agreement Supplement delivered with respect to the Series 1998-1 Trust Estate.

        Series 1998-1 Facility Account: The account by that name established and maintained by the Trustee pursuant to Section 3.01(a) hereof.

        Series 1998-1 Initial Contracts: The Contracts pledged to the Trustee on the Closing Date pursuant to Section 1.02 hereof and listed on the List of Initial Contracts.

        Series 1998-1 Noteholders: The Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders, the Class B Noteholders, the Class C Noteholders and the Class D Noteholders.

        Series 1998-1 Notes: As defined in Section 1.01 hereof.

        Series 1998-1 Trust Estate: As defined in Section 1.02 hereof.

        Servicer: The Person performing the duties of the Servicer hereunder, initially Advanta Business Services Corp., a Delaware corporation.

        Servicer Fee Percentage: The product of one-twelfth and the Servicer Fee Rate.

        Servicer Fee Rate: 1.00%.

        Servicer's Certificate: A written informational statement, substantially in the form of Exhibit A hereto, to be provided by the Servicer in accordance with Section 6.06 of the Master Agreement and signed by a Servicing Officer and furnished to the Trustee and each Rating Agency by the Servicer.

        Servicing Fee: The fee payable to the Servicer on each Payment Date in consideration for the Servicer's performance of its duties pursuant to Section
3.06 hereof
in an amount equal to the product of (a) one-twelfth of the Servicer Fee Rate and (b) the Aggregate Contract Principal Balance as of the beginning of the previous Collection Period.

        Settlement Date: For the purpose of this Series 1998-1 Supplement, each Payment Date.

        Stated Amortization Date: The Payment Date occurring in February, 1999.

        Stated Maturity Date: December 2006 Payment Date.

        Substitute Contract: As defined in Section 3.09 hereof.

        Three-Month Delinquency Percentage: With respect to any Payment Date commencing with the third Payment Date, the percentage equivalent of fraction,
(a) the numerator of which is the sum of the Monthly Delinquency Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.

        Three-Month Residual Realization Percentage: With respect to any Payment Date commencing with the third Payment Date, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Residual Realization Percentage for such Payment Date and the two immediately preceding Payment Dates and (b) the denominator of which is three.

        Trustee: The Chase Manhattan Bank, a New York banking corporation.

                                  ARTICLE III.

                SERIES ACCOUNTS; DISTRIBUTIONS AND STATEMENTS TO
           SERIES 1998-1 NOTEHOLDERS; SERIES 1998-1 SPECIFIC COVENANTS

        SECTION 3.01 Series 1998-1 Facility Account.

        (a) The Trustee, for the benefit of the Series 1998-1 Noteholders, shall establish and maintain an account (the "Series 1998-1 Facility Account") as a segregated trust account in the Trustee's corporate trust department, identified as the "Advanta Equipment Receivables Asset-Backed Notes Series 1998-1 Facility Account in trust for the Series 1998-1 Noteholders." The Trustee shall make or permit withdrawals from the Series 1998-1 Facility Account only as provided in this Series 1998-1 Supplement.

        (b) On each Payment Date, (i) the Trustee shall transfer the Monthly Remittance Amount with respect to such Payment Date from the Master Facility Account to the Series 1998-1 Facility Account, and (ii) on each Payment Date occurring after the Residual Cap Date, the Trustee , based solely on information contained in the Servicer's Certificate delivered on the related Determination Date as specified in Section 3.06 hereof, shall pay to the Series Obligors all Residual Receipts with respect to the Series 1998-1 Contracts with respect to the related Collection Period. On the Payment Date which is the Residual Cap Date, any excess of the Residual Receipts with respect to the Series 1998-1 Contracts for such related Collection Period over such Residual Receipts as are included in the Monthly Remittance Amount on such Payment Date shall be paid to the Series Obligors by the Trustee.

        The Trustee shall deposit all net investment earnings on each Series 1998-1 Account, as collected, to the Series 1998-1 Facility Account;

        SECTION 3.02 Additional Property Funding Account, Reserve Account and Residual Account.

        (a) The Trustee shall establish and maintain an account (the "Additional Property Funding Account") as one or more non-interest bearing, segregated trust accounts in the Trustee's corporate trust department, in the name of "Advanta Equipment Receivables Asset-Backed Notes Additional Property Funding Account, in trust for the Series 1998-1 Noteholders." The Trustee shall make or permit withdrawals from the Additional Property Funding Account only as provided in this Series 1998-1 Supplement.

        (b) (i) The Trustee shall establish and maintain an account (the "Reserve Account") as one or more segregated trust accounts in the Trustee's corporate trust department in the name of "Advanta Equipment Receivables Asset-Backed Notes 1998-1 Reserve Account, in trust for the Series 1998-1 Noteholders." The Trustee shall make or permit withdrawals from the Reserve Account only as provided in this Series 1998-1 Supplement.

                (ii) If, based solely on information contained in the Servicer's Certificate delivered on the related Determination Date as specified in
     Section 3.06 hereof:

            (A) on any Payment Date prior to the Amortization Date, (x) the amounts described in clauses (a)(iii), (a)(iv) and (a)(v) of Section
        3.05 hereof together with the Aggregate Contract Principal Balances of all Contracts which become Charged-Off Contracts during the prior Collection Period exceed (y) the Available Funds (exclusive of any Reserve Account transfers, but inclusive of any Residual Account transfers, as provided in paragraph (c) below) in the Series 1998-1 Facility Account after taking into account the payment of amounts described in clauses (a)(i) and (a)(ii) of Section 3.05 on such Payment Date; or

            (B) on any Payment Date during the Amortization Period, (x) the amounts described in clauses (b)(iii), (b)(iv), (b)(v), (b)(vi),
        (b)(vii), (b)(viii), b(ix), b(x) and (b)(xi) of Section 3.05 hereof exceed (y) the Available Funds (exclusive of any Reserve Account transfers, but inclusive of any Residual Account transfers pursuant to paragraph (c) below) in the Series 1998-1 Facility Account after taking into account the payment of amounts described in clauses (b)(i) and (b)(ii) of
        Section 3.05 on such Payment Date;

               then, to the extent of the Available Reserve Amount on deposit in the Reserve Account, the Trustee shall transfer, prior to making payments to the Series 1998-1 Noteholders on such Payment Date, from the Reserve Account to the Series 1998-1 Facility Account such amount as shall be necessary to fund any such shortfall.

                (iii) In the event that after giving effect to all the disbursements required to be made on any Payment Date, the Available Reserve Amount exceeds the Required Reserve Amount, the Trustee shall transfer, not later than the end of business on such Payment Date, an amount equal to such excess to the Series Obligors, in the proportions set forth in the Servicer's Certificate delivered on the related Determination Date as specified in Section 3.06 hereof, as the holders of the Residual Interest.

                (iv) Upon payment in full of the Series 1998-1 Notes, any balance remaining in the Reserve Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under the Master Agreement and this Series 1998-1 Supplement and, then, to the Series Obligors, as holders of the Residual Interest.

        (c) (i) The Trustee shall establish and maintain an account (the "Residual Account") as one or more segregated trust accounts in the Trustee's corporate trust department, in the name of "Advanta Equipment Receivables Asset-Backed Notes 1998-1 Residual Account, in trust for the Series 1998-1 Noteholders." The Trustee shall make or permit withdrawals from the Residual Account only as provided in this Series 1998-1 Supplement.

                (ii) If, on any Payment Date, a Residual Event is in effect (i.e., has occurred and not been cured) the Trustee shall deposit to the Residual Account the amounts described in Section 3.05(a)(ix) (during the Interest-Only Period) or Section 3.05(b)(xiv) (during the Amortization Period).

                (iii) If, based solely on information contained in the Servicer's Certificate delivered on the related Determination Date as specified in Section 3.06 hereof:

            (A) on any Payment Date prior to the Amortization Date, (x) the amounts described in clauses (a)(iii), (a)(iv) and (a)(v) of Section
        3.05 hereof together with the Aggregate Contract Principal Balances of all Contracts which become Charged-Off Contracts during the prior Collection Period exceed (y) the Available Funds (exclusive of any

        Reserve Account and Residual Account transfers) in the Series 1998-1 Facility Account after taking into account the payment of amounts described in clauses (a)(i) and (a)(ii) of Section 3.05 on such Payment Date; or

            (B) on any Payment Date during the Amortization Period, (x) the amounts described in clauses (b)(iii), (b)(iv), (b)(v), (b)(vi),
        (b)(vii), (b)(viii), b(ix), b(x), b(xi) and (b)(xii) of Section 3.05 hereof exceed (y) the Available Funds (exclusive of any Reserve Account or Residual Account transfers) in the Series 1998-1 Facility Account after taking into account the payment of amounts described in clauses
        (b)(i) and (b)(ii) of Section 3.05 on such Payment Date;

            then, to the extent of the Available Residual Amount on deposit in the Residual Account, the Trustee shall transfer, prior to making payments to the Series 1998-1 Noteholders on such Payment Date and prior to making any transfers from the Reserve Account on such Payment Date, from the Residual Account to the Series 1998-1 Facility Account such amount as shall be necessary to fund any such shortfall.

                (iv) In the event that on any Payment Date the Trustee determines that a Residual Event which has previously occurred has been cured, the Trustee, prior to making any other transfers or disbursements from the Series 1998-1 Accounts on such Payment Date, shall transfer the full amount then on deposit in the Residual Account to the Series 1998-1 Facility Account.

                (v) Upon payment in full of the Series 1998-1 Notes, any balance remaining in the Residual Account, after all obligations to the Noteholders hereunder have been fully satisfied, shall be paid to reimburse the Trustee for any amounts owing to it arising from the performance of its obligations under the Master Agreement and this Series 1998-1 Supplement and, then, to the ALRC IV.

        SECTION 3.03 Investment of Monies Held in the Series 1998-1 Accounts; Subaccounts.

        (a) The Servicer shall direct the Trustee in writing to invest the amounts in each Series 1998-1 Account in Eligible Investments that mature or are otherwise available not later than the Business Day immediately preceding the next Payment Date following the investment of such amounts. Eligible Investments shall not be sold or disposed of prior to their maturities. Net investment earnings on amounts held in any Series 1998-1 Account shall be deposited in the Series 1998-1 Facility Account as earned.

        (b) The Trustee and the Servicer may, from time to time and in connection with the administration of each Series 1998-1 Account, establish and maintain with the Trustee one or more sub-accounts of any of the Series 1998-1 Accounts, as the Trustee and/or the Servicer may consider useful.

        SECTION 3.04 Additional Property Funding Account.

        (a) (i) On each Payment Date during the Interest-Only Period, and provided that no Required Amortization Event has occurred, in consideration of the pledge of Additional Contracts, if any, to be pledged to the Trustee on such Payment Date, the Trustee shall pay to the Series Obligors the amounts described in Section 3.05(a)(vi) hereof.

                (ii) If, on the Amortization Date, any amount is on deposit in the Additional Property Funding Account, it shall be deposited in the Series 1998-1 Facility Account prior to making any payments or distributions on such Payment Date from the Series 1998-1 Facility Account and the Additional Property Funding Account shall be closed.

        (b) If a Required Amortization Event occurs, then no further pledges of Additional Contracts shall occur, and all amounts that would otherwise have been disbursed in consideration of such pledges shall be retained in the Series 1998-1 Facility Account and shall be distributed, as provided in
     Section 3.05(b) below.

        SECTION 3.05 Flow of Funds.

        (a) On each Payment Date prior to the Amortization Date, the Trustee (based solely on information contained in the Servicer's Certificate delivered on the related Determination Date as specified in Section 3.06 hereof) will be required to make the following payments from the Available Funds (including amounts transferred from the Reserve Account and/or the Residual Account on such Payment Date) then on deposit in the Series 1998-1 Facility Account and, with respect to paragraph (vi), from amounts on deposit in the Additional Property Funding Account, in the following order of priority:

                (i) from the Available Funds, to the Servicer, any Nonrecoverable Advances;

                (ii) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Servicer, if ABS is not then the Servicer, the Servicing Fee then due, together with the Ancillary Servicing Income;

                (iii) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class A Noteholders, the Class A Note Interest and Class A Overdue Interest for the related Interest Accrual Period, pari passu with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (including during the period following a Class A-3 Special Redemption, in accordance with Section
     5.02 hereof);

                (iv) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class B Noteholders, the Class B Note Interest and the Class B Overdue Interest for the related Interest Accrual Period;

                (v) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class C Noteholders, the Class C Note Interest and the Class C Overdue Interest for the related Interest Accrual Period;

                (vi) from the sum of (x) the Available Funds then remaining in the Series 1998-1 Facility Account, and (y) the amount then on deposit in the Additional Property Funding Account (such sum, the "Available Additional Property Funding Amount") as follows:

             (A) to the Series Obligors, an amount equal to the least of:

             (1) the Available Additional Property Funding Amount;

             (2) the sum of (a) the excess of (x) the Aggregate Contract Principal Balance as of the second preceding Calculation Date over (y) the Aggregate Contract Principal Balance as of the preceding Calculation Date plus (b) the amount on deposit in the Additional Property Funding Account at the opening of business on such Payment Date (such sum, the "Additional Property Funding Requirement" for such Payment Date); and

             (3) the Aggregate Contract Principal Balances of all Additional Contracts actually pledged to the Trustee on such Payment Date; and

             (B) to the Additional Property Funding Account, the lesser of:

             (1) the excess, if any, (x) the Additional Property Funding Requirement for such Payment Date over (y) the amount described in clause (A)(3) above; and

             (2) the remaining Available Additional Property Funding Amount;

                (vii) from the Available Funds then remaining in the Series 1998-1 Facility Account (x) from the Closing Date until the Reserve Account Funding Date, to the Reserve Account, an amount equal to the Servicing Fee otherwise payable to ABS and (y) after the Reserve Account Funding Date, to the Servicer, if ABS is the Servicer, the Servicing Fee then due, together with the Ancillary Servicing Income;

                (viii) from the Available Funds then remaining in the Series 1998-1 Facility Account to the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such Payment Date;

                (ix) upon the occurrence and continuance of a Residual Event, to the Residual Account, the lesser of (A) the Available Funds then remaining on deposit in the Series 1998-1 Facility Account and (B) the aggregate amount of Residual Receipts originally included in the Available Funds for such Payment Date;

                (x) from the Available Funds then remaining in the Series 1998-1 Facility Account, to ABS, the amount of any Servicing Fee previously due to it but deposited to the Reserve Account; and

                (xi) to the Series Obligors, as the holders of the Residual Interest, any remaining Available Funds on deposit in the Series 1998-1 Facility Account.

            (b) On the Payment Date which is also the Amortization Date and on each Payment Date thereafter, the Trustee (based solely on information contained in the Servicer's Certificate delivered on the related Determination Date as specified in Section 3.06 hereof) will be required to make the following payments from the Available Funds (including amounts transferred from the Reserve Account and/or the Residual Account on such Payment Date) then on deposit in the Series 1998-1 Facility Account, in the following order of priority:

                (i) from the Available Funds, to the Servicer, any Nonrecoverable Advances;

                (ii) from the Available Funds then remaining in the Series 1998-1 Facility Account to the Servicer, if ABS is not then the Servicer, the Servicing Fee then due, together with the Ancillary Servicing Income;

                (iii) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class A Noteholders, the Class A Note Interest and Class A Overdue Interest for the related Interest Accrual Period, pari passu with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (including during the period following a Class A-3 Special Redemption, in accordance with Section
     5.02 hereof);

                (iv) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class B Noteholders, the Class B Note Interest and the Class B Overdue Interest for the related Interest Accrual Period;

                (v) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class C Noteholders, the Class C Note Interest and the Class C Overdue Interest for the related Interest Accrual Period;

                (vi) until the Class A-1 Principal Balance has been reduced to zero, to the Class A-1 Noteholders, from the Available Funds then remaining in the Series 1998-1 Facility Account, the Class A Principal Payment and the Class A-1 Overdue Principal;

                (vii) until the Class A-2 Principal Balance has been reduced to zero, to the Class A-2 Noteholders, from the Available Funds then remaining in the Series 1998-1 Facility Account, the Class A Principal Payment (or, on the Payment Date on which the Class A-1 Principal Balance has been reduced to zero, the remaining portion of the Class A Principal Payment) and the Class A-2 Overdue Principal;

                (viii) until the Class A-3 Principal Balance has been reduced to zero, to the Class A-3 Noteholders, from the Available Funds then remaining in the Series 1998-1 Facility Account, the Class A Principal Payment (or, on the Payment Date on which the Class A-2 Principal Balance has been reduced to zero, the remaining portion of the Class A Principal Payment) and the Class A-3 Overdue Principal, and following a Class A-3 Special Redemption also in accordance with Section 5.02 hereof;

                (ix) until the Class A-4 Principal Balance has been reduced to zero, to the Class A-4 Noteholders, from the Available Funds then remaining in the Series 1998-1 Facility Account, the Class A Principal Payment (or, on the Payment Date on which the Class A-3 Principal Balance has been reduced to zero, the remaining portion of the Class A Principal Payment) and the Class A-4 Overdue Principal;

                (x) until the Class B Principal Balance has been reduced to zero, to the Class B Noteholders, from the Available Funds then remaining in the Series 1998-1 Facility Account, the Class B Principal Payment and the Class B Overdue Principal;

                (xi) until the Class C Principal Balance has been reduced to zero, to the Class C Noteholders, from the Available Funds then remaining in the Series 1998-1 Facility Account, the Class C Principal Payment and the Class C Overdue Principal;

                (xii) from the Available Funds then remaining in the Series 1998-1 Facility Account (x) from the Closing Date until the Reserve Funding Date, to the Reserve Account, an amount equal to the Servicing Fee otherwise payable to ABS and (y) after the Reserve Account Funding Date, to the Servicer, if ABS is then the Servicer, the Servicing Fee then due, together with certain miscellaneous amounts;

                (xiii) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for such Payment Date;

                (xiv) upon the occurrence and continuance of a Residual Event, the lesser of (A) the remaining Available Funds and (B) the aggregate amount of Residual Receipts originally included in Available Funds for such Payment Date will be deposited to the Residual Account;

                (xv) from the Available Funds then remaining in the Series 1998-1 Facility Account, to the Class D Noteholders, the Class D Principal Payment and the Class D Overdue Principal;

                (xvi) from the Available Funds then remaining in the Series 1998-1 Facility Account to ABS, the amount of any Servicing Fee previously due to it but deposited to the Reserve Account; and

               (xvii) to the Series Obligors, in the proportions set forth in the Servicer's Certificate delivered on the related Determination Date as specified in Section 3.06 hereof, as the holders of the Residual Interest, any remaining Available Funds on deposit in the Series 1998-1 Facility Account.

            (c) All payments to Series 1998-1 Noteholders shall be made on each Payment Date to each Series 1998-1 Noteholder of record on the related Record Date by check, or, if requested by such Series 1998-1 Noteholder, by wire transfer to the account designated in writing delivered to the Trustee on or prior to the related Determination Date, in immediately available funds, in amounts equal to such Series 1998-1 Noteholder's pro rata share of such payment.

        SECTION 3.06 Statements to Series 1998-1 Noteholders.

        (a) Provided that the Servicer shall have delivered to the Trustee the Servicer's Certificate on the preceding Determination Date, containing all information necessary to enable the Trustee to make all distributions pursuant to Section 3.05 hereof as well as all distributions and transfers pursuant to Sections 3.01 and 3.02 hereof, then on each Payment Date the Trustee will forward to each Rating Agency, and mail to each Series 1998-1 Noteholder, a statement based solely on such Servicer's Certificate, not later than one Business Day prior to such Payment Date, setting forth the following information (per $1,000 of Class A-1 Initial Principal Balance, Class A-2 Initial Principal Balance, Class A-3 Initial Principal Balance, Class A-4 Initial Principal Balance, Class B Initial Principal Balance, Class C Initial Principal Balance or Class D Initial Principal Balance (as the case may be) as to (i) and (ii) below):

                (i) The amount of such payment allocable to the Class A-1 Principal Payment, Class A-2 Principal Payment, Class A-3 Principal Payment, Class A-4 Principal Balance, Class B Principal Payment, Class C Principal Payment or Class D Principal Balance as applicable, and the Class A-1 Overdue Principal, Class A-2 Overdue Principal, Class A-3 Overdue Principal, Class A-4 Overdue Principal, Class B Overdue Principal, Class C Overdue Principal or Class D Overdue Principal, as applicable;

                (ii) The amount of such payment allocable to such Class A-1 Note Interest, Class A-2 Note Interest, Class A-3 Note Interest, Class A-4
        Note Interest Class B Note Interest or Class C Note Interest, as applicable, and the Class A-1 Overdue Interest, Class A-2 Overdue Interest, Class A-3 Overdue Interest, Class A-4 Overdue Interest, Class B Overdue Interest or Class C Overdue Interest, as applicable;

                (iii) The aggregate amount of fees and compensation received by the Servicer for the related Collection Period;

                (iv) The aggregate Class A-1 Principal Balance, Class A-2 Principal Balance, Class A-3 Principal Balance, Class A-4 Principal Balance, Class B Principal Balance, Class C Principal Balance and Class D Principal Balance, as applicable, and the Class A-1 Note Factor, Class A-2 Note Factor, Class A-3 Note Factor, Class A-4 Note Factor, Class B Note Factor, Class C Note Factor or Class D Note Factor, as applicable, after taking into account all distributions made on such Payment Date, the Aggregate Contract Principal Balance and the Collateral Factor;

                (v) The total unreimbursed Servicer Advances with respect to the related Collection Period;

                (vi) The aggregate Contract Principal Balance for all Series 1998-1 Contracts that became Charged-Off Contracts during the related Collection Period calculated immediately prior to the time such Contracts became Charged-Off Contracts; and

                (vii) The amount on deposit in the Reserve Account, the Residual Account and the Additional Property Funding Account;

        provided, however, the Trustee may deliver a copy of the Servicer's Certificate to each Series 1998-1 Noteholder and Rating Agency in satisfaction of the requirement set forth in this Section.

            (b) By January 31 of each calendar year, commencing January 31, 1999, or as otherwise required by applicable law, the Trustee shall furnish to each Person who at any time during the immediately preceding calendar year was a Series 1998-1 Noteholder a statement containing the applicable aggregate amounts of interest and principal paid to such Noteholder for such calendar year or, in the event such Person was a Series 1998-1 Noteholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Series 1998-1 Noteholder's preparation of federal income tax returns. In addition to the foregoing, the Trustee shall make available to Series 1998-1 Noteholders any other information provided to the Trustee or otherwise in the Trustee's possession reasonably requested by Series 1998-1 Noteholders in connection with tax matters, in accordance with the directions of the Servicer. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

            (c) The Servicer and the Trustee shall furnish to each Series 1998-1 Noteholder, on request, such periodic, special or other reports or information not specifically provided for herein, as shall be necessary, reasonable or appropriate with respect to such Series 1998-1 Noteholder and at the expense of such requesting party all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Series 1998-1 Noteholder may reasonably require and as the Servicer and the Trustee may reasonably be able to produce. A Series 1998-1 Noteholder may, by notice to the Trustee, waive receipt of any reports. The Trustee's obligation under this Section 3.06(c) shall only pertain to information provided by the Servicer to the Trustee or otherwise in the Trustee's possession.

            (d) The Trustee shall promptly send to each Series 1998-1 Noteholder and to each Rating Agency in writing:

                (i) Notice of any breach by the Contributor, either Series Obligor or the Servicer of any of their respective representations, warranties and covenants made herein or in the Contribution Agreement;

                (ii) A copy of each Servicer compliance statement delivered to the Trustee pursuant to Section 6.07 of the Master Agreement;

                (iii) A copy of each financial statement and Independent Accountant's review delivered to the Trustee pursuant to Section 6.08 of the Master Agreement;

                (iv) Notice of any failure of the Trustee to conform to the eligibility requirements for the Trustee pursuant to Section 11.08 of the Master Agreement;

                (v) Notice of the appointment of any co-trustee or separate trustee pursuant to Section 11.15 of the Master Agreement;

                (vi) Notice of the occurrence of any Required Amortization Event; and

                (vii) Notice of the occurrence of any Event of Servicer Termination or of any Event of Default;

provided, however, that in each case the Trustee shall only be required to send such notices and other items to the Series 1998-1 Noteholders to the extent that the Trustee has itself received the related information and the Series 1998-1 Noteholders have not already received such notice or other items. Except as may be specifically provided herein, the Trustee shall have no obligation to seek to obtain any such information.

        SECTION 3.07 Compliance With Withholding Requirements. Notwithstanding any other provisions of the Master Agreement and this Series 1998-1 Supplement, the Trustee, as paying agent for and on behalf of, and at the direction of the

Servicer, shall comply with all federal withholding requirements respecting payments (or advances thereof) to Series 1998-1 Noteholders as may be applicable to instruments constituting indebtedness for federal income tax purposes. Any amounts so withheld shall be treated as having been paid to the related Series 1998-1 Noteholder for all purposes of this Series 1998-1 Supplement. In no event shall the consent of Series 1998-1 Noteholders be required for any withholding.

        SECTION 3.08 Servicer Advances. No later than one Business Day preceding each Payment Date, the Servicer may, but is not required, to make a Servicer Advance for each Series 1998-1 Contract which is a Delinquent Contract with respect to each overdue Scheduled Payment as of the related Calculation Date in an amount equal to the Scheduled Payments, or portion thereof, which were due but not received during the related Collection Period (and not previously covered by an unreimbursed Servicer Advance). On each Determination Date, the Servicer shall deliver to the Trustee the Servicer's Certificate listing the aggregate amount of Scheduled Payments not received for the immediately prior Collection Period as of the related Calculation Date, together with a listing of which such unpaid Scheduled Payments will not be the subject of a corresponding Servicer Advance. The Servicer shall remit any Servicer Advances to the Series 1998-1 Facility Account.

        SECTION 3.09 Substitutions and Modifications. In addition to any right of substitution pursuant to Section 3.03 of the Contribution Agreement, the Servicer has the right (but not the obligation) at any time to substitute one or more Series 1998-1 Contracts (each a "Substitute Contract") for a Series 1998-1 Contract ("Predecessor Contract") if:

                (i) the Predecessor Contract then meets the requirements for being a "Charged-Off Contract";

                (ii) the aggregate Contract Principal Balance(s) of such Substitute Contract(s) is at least equal to the aggregate Contract Principal Balance(s) of such Predecessor Contract(s), each as of the Calculation Date immediately following the date of such substitution and calculated, with respect to the Predecessor Contract, as if such Predecessor Contract were not a Charged-Off Contract;

                (iii) the aggregate, cumulative Contract Principal Balance of all Substitute Contracts does not exceed 10% of the Initial Aggregate Contract Principal Balance, exclusive of Substitute Contracts relating to any breach of the representations or warranties as provided in
        Section 3.01 of the Contribution Agreement; and

                (iv) the aggregate Booked Residual of all Equipment is not materially reduced as a result of such substitution.

                SECTION 3.10 Servicer to Act as Custodian.

                (a) The Servicer shall hold and acknowledges that it is holding the Series 1998-1 Contracts hereunder as custodian for the Trustee.

                (b) The Servicer shall promptly report to the Trustee any failure by it to hold the Series 1998-1 Contracts as herein provided and shall promptly take appropriate action to remedy any such failure but only to the extent (i) any such failure is caused by the acts or omissions of the Servicer and (ii) such remedial action is otherwise within its capabilities or control. As custodian, the Servicer shall have and perform the following powers and duties:

                        (1) hold the Series 1998-1 Contracts on behalf of the
                Trustee for the benefit of the Series 1998-1 Noteholders, maintain accurate records pertaining to each Series 1998-1 Contract to enable it to comply with the terms and conditions of the Master Agreement and this Series 1998-1 Supplement, and maintaining a current inventory thereof;

                        (2) implement policies and procedures in accordance with
                the Servicer's normal business practices with respect to the handling and custody of the Series 1998-1 Contracts so that the integrity and physical possession of the Series 1998-1 Contracts will be maintained; and

                        (3) attend to all details in connection with maintaining
                custody of the Series 1998-1 Contracts on behalf of the Trustee on behalf of the Series 1998-1 Noteholders.

                (c) In acting as custodian of the Series 1998-1 Contracts, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in such Series 1998-1 Contracts. The Servicer on behalf of the Series 1998-1 Noteholders shall mark conspicuously its master data processing records evidencing each Series 1998-1 Contract with a legend evidencing that all right, title and interest in the Series 1998-1 Contracts has been granted to the Trustee as provided in this Series 1998-1 Supplement.

                (d) The Servicer agrees to maintain the Series 1998-1 Contracts at either its office in Voorhees, New Jersey or at such other location as shall from time to time be identified by prior written notice to the Trustee. Subject to the foregoing, the Servicer may temporarily move individual Series 1998-1 Contracts or any portion thereof without notice as necessary to conduct collection and other servicing activities.

                                  ARTICLE IV.
                         SERIES 1998-1 EVENTS OF DEFAULT

        SECTION 4.01 Events of Default. Events of Default and Notice thereof.

        The following events constitute "Events of Default":

                (a) default by the Series Obligors in making payment of any installment of interest on any Offered Note when such payment become due and payable, or a default in reducing the Outstanding Note Principal Balance of any Class of Offered Notes to zero by the Stated Maturity Date;

                (b) default in the performance, or breach, by either Series Obligors of the provisions of its related organizational documents relating to corporate separateness;

                (c) default in the performance, or breach, of any covenant of either Series Obligors in the Master Agreement, or herein, and continuance of such default or breach for a period of 30 days after the earliest of (i) any officer of either Series Obligor first acquiring the knowledge thereof, (ii) the Trustee's giving written notice thereof to the Series Obligors or (iii) the holders of a majority of the then Outstanding Note Principal Balance giving written notice thereof to the Series Obligors and the Trustee;

                (d) if any representation or warranty of either Series Obligors made in the Master Agreement, this Series 1998-1 Supplement or any other writing provided to the Series 1998-1 Noteholders; provided, however, that the breach of any representation or warranty made by either Series Obligors will be deemed to be "material" only if it negatively affects the Series 1998-1 Noteholders, the enforceability of the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes; or

                (e) the commencement by either or both of the Series Obligors of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by either or both of the Series Obligors to the entry of a decree or order for relief in respect of either or both of the Series Obligors in an involuntary case or proceeding under any applicable federal or state bankruptcy or insolvency case or proceeding against either or both of the Series Obligors, or the filing by either or both of the Series Obligors of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession of any substantial part of the property of either or both of the Series Obligors by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of either or both of the Series Obligors, or the making by either or both of the Series Obligors of an assignment for the benefit of creditors, or the failure by either or both of the

     Series Obligors to pay their debts generally as they become due, or the taking of corporate action by either or both of the Series Obligors in furtherance of any such action.

        The Trustee shall give the Series 1998-1 Noteholders notice of all uncured defaults known to it.

        The Series Obligors shall furnish to the Trustee, annually before January 31st of each year, commencing in 1999, a statement of certain officers of the Series Obligors to the effect that to the best of their knowledge the Series Obligors is not in default in the performance and observance of the terms of the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes or, if the Series Obligors are in default, specifying such default.

        SECTION 4.02 Acceleration of Maturity; Rescission and Annulment.

                (a) If an Event of Default of the kind specified in Section 4.01(e) occurs, the unpaid principal amount of the Series 1998-1 Notes shall automatically become due and payable at par together with all accrued and unpaid interest thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Series Obligors. If an Event of Default (other than an Event of Default of the kind described in Section 4.01(e)) occurs and is continuing, then and in every such case the Trustee shall, if so directed by the holders of Series 1998-1 Notes evidencing 66-2/3% (33-1/2% in the case of a payment default pursuant to Section 4.01(a)) of the then Outstanding Note Principal Balance, declare the unpaid principal amount of all the Series 1998-1 Notes to be due and payable immediately, by a notice in writing to the Series Obligors (and to the Trustee if given by Series 1998-1 Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Series Obligors. The Trustee may, however, if the Event of Default involves other than non-payment of principal or interest on the Series 1998-1 Notes, not sell the Series 1998-1 Trust Estate unless such sale is for an amount greater than or equal to the Outstanding Note Principal Balance of the Series 1998-1 Notes unless directed to do so by the holders of 66-2/3% (33-1/3% in the case of a payment default pursuant to clause (a) above) of the then Outstanding Note Principal Balance.

                (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of Series 1998-1 Notes evidencing 66-2/3% of the then Outstanding Note Principal Balance, by written notice to the Obligors' Agent and the Trustee, may rescind and annul such declaration and its consequences if:

                    (i) the Series Obligors have paid or deposited with the Trustee a sum sufficient to pay:

                (A) all principal on any Class A Notes, Class B Notes and Class C Notes which has become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class B Interest Rate and the Class C Interest Rate, as applicable.

                (B) all interest due with respect to any Class A Notes, Class B Notes and Class C Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at a rate per annum equal to the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class B Interest Rate or Class C Interest Rate, as applicable, and

                (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel; and

                    (ii) all Events of Default, other than the non-payment of the Outstanding Note Principal Balance which has become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 4.01.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                SECTION 4.03 Remedies.

                (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Trustee shall immediately give notice to each Series 1998-1 Noteholder and shall solicit the Series 1998-1 Noteholders for advice. The Trustee shall then take such action as so directed by the holders of Series 1998-1 Notes evidencing 66-2/3% of the then Outstanding Note Principal Balance).

                (b) Following any acceleration of the Series 1998-1 Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Series 1998-1 Trust Estate as are available to secured parties under the UCC or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

                (c) If an Event of Default specified in Section 4.01(a) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Series Obligors for the whole amount of principal and interest remaining unpaid.

                (d) In exercising its rights and obligations under this Section 4.03, the Trustee may sell the Series 1998-1 Trust Estate in accordance with Section 4.16 hereof; provided, that, if the Event of Default involves other than non-payment of principal or interest on the Series 1998-1 Notes, then such sale must be for an amount greater than or equal to amounts due under clauses first through fourth in Section 4.06. Neither the Trustee nor any Series 1998-1 Noteholder shall have any rights against the Series Obligors other than to enforce the Lien against the Series 1998-1 Trust Estate and to sell the Series 1998-1 Trust Estate.


                SECTION 4.04 Trustee Shall File Proofs of Claim.

                (a) In case of the tendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Series Obligors, the Contributor, the Servicer or any other obligor upon the Series 1998-1 Notes or the other obligations secured hereby or relating to the property of the Series Obligors, the Contributor, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Series 1998-1 Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Series Obligors, the Contributor or the Servicer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise,

                    (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Series 1998-1 Notes and any other obligation secured hereby and file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Series 1998-1 Noteholders allowed in such judicial proceeding, and

                    (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Series 1998-1 Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Series 1998-1 Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee.

        (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Series 1998-1 Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Series 1998-1 Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Series 1998-1 Noteholder in any such proceeding.

        SECTION 4.05 Trustee May Enforce Claims Without Possession of Series 1998-1 Notes. All rights of action and claims under the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes may be prosecuted and enforced by the Trustee without the possession of any of the Series 1998-1 Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Series 1998-1 Notes in respect of which such judgment has been recovered.

        SECTION 4.06 Application of Money Collected. Any money collected by the Trustee pursuant to this Article, and any moneys that may then be held or thereafter received by the Trustee shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Series 1998-1 Notes and surrender thereof:

        first    to the payment of all costs and expenses of collection incurred by the Trustee and the Series 1998-1 Noteholders (including the reasonable fees and expenses of any counsel to the Trustee and the Series 1998-1 Noteholders);

        second   if the person then acting as Servicer is not ABS or an
     Affiliate of ABS, to the payment of all Servicing Fees then due to such person;

        third    first, pro rata, to the payment of all accrued and unpaid
     interest on the Class A-1 Principal Balance, Class A-2 Principal Balance, Class A-3 Principal Balance (provided that the Class A-3 Notes are not then held by the Series Obligors as a result of a prior Class A-3 Special Redemption) and Class A-4 Principal Balance, respectively, to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate and Class A-4 Interest Rate, respectively, second, to the payment of all accrued and unpaid interest on the Class B Principal Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class B Interest Rate, third, to the payment of all accrued and unpaid interest on the Class C Principal Balance to the date of payment thereof, including (to the extent permitted by applicable law) interest on any overdue installment of interest and principal from the maturity of such installment to the date of payment thereof at the rate per annum equal to the Class C Interest Rate, fourth, to the payment to zero of the Class A Principal Balance and any Class A Overdue Principal, pro rata with respect to such Class A Notes (provided, that the Class A-3 Notes are not then held by the Series Obligors as a result of a prior Class A-3 Special Redemption), fifth, to the payment to zero of the Class B Principal Balance and any Class B Overdue Principal and, sixth, to the payment of the Class C Principal Balance and any Class C Overdue Principal; provided, that the Series 1998-1 Noteholders may allocate such payments for interest, principal and premium at their own discretion, except that no such allocation shall affect the allocation of such amounts or future payments received by any other Series 1998-1 Noteholder;

        fourth   to the payment of amounts then due the Trustee hereunder;

        fifth    first, to the Series Obligors, with respect to the Class A-3
     Notes, if the Class A-3 Notes are then held by the Series Obligors as a result of a prior Class A-3 Special Redemption, to the payment of any accrued and unpaid interest thereon, together with the Class A-3 Principal Balance and any Class A-3 Overdue Principal, and second, to the payment of the remainder, if any, to the Class D Noteholders to the extent of the Class D Principal Balance and any Class D Overdue Principal;

        sixth    to the Series Obligors or any other Person legally entitled thereto.

        SECTION 4.07 Limitation on Suits. None of the Series 1998-1 Noteholders shall have any right to institute any proceeding, judicial or otherwise, with respect to the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (i) such Series 1998-1 Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

                (ii) the holders of not less than 66-2/3% of the then Outstanding Note Principal Balance of the Series 1998-1 Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (iii) such Series 1998-1 Noteholder or Series 1998-1 Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity failed to institute any such proceeding; and

                (v) so long as any of the Series 1998-1 Notes remain Outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the holders of a 66-2/3% of the then Outstanding Note Principal Balance of the Series 1998-1 Notes;

it being understood and intended that no one or more Series 1998-1 Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes to affect, disturb, or prejudice the rights of any other Series 1998-1 Noteholders, or to obtain or to seek to obtain priority or preference over any other Series 1998-1 Noteholders or to enforce any right under the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes, except in the manner herein provided and for the equal and ratable benefit of all the Series 1998-1 Noteholders. It is further understood and intended that so long as any portion of the Series 1998-1 Notes remains Outstanding, ABS shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Series 1998-1 Notes or for the appointment of a receiver or trustee (including, without limitation, a proceeding under the Bankruptcy Code), or for any other remedy hereunder. Nothing in this Section 4.07 shall be construed as limiting the rights of otherwise qualified Series 1998-1 Noteholders to petition a court for the removal of a Trustee pursuant to Section
11.09 of the Master Agreement.

        SECTION 4.08 Unconditional Right of Series 1998-1 Noteholders to Receive Principal and Interest. Notwithstanding any other provision in the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes other than the provisions hereof limiting the right to recover amounts due on the Series 1998-1 Notes to recoveries from the property of the Series 1998-1 Trust Estate, the holder of any Series 1998-1 Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Series 1998-1 Note on the related stated maturity date thereof, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Series 1998-1 Noteholder.

        SECTION 4.09 Restoration of Rights and Remedies. If the Trustee or any Series 1998-1 Noteholder has instituted any proceeding to enforce any right or remedy under the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Series 1998-1 Noteholder, then and in every such case, subject to any determination in such proceeding, the Series Obligors, the Trustee and the Series 1998-1 Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Series 1998-1 Noteholders continue as though no such proceeding had been instituted.

        SECTION 4.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Series 1998-1 Notes, no right or remedy herein conferred upon or reserved to the Trustee or to the Series 1998-1 Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 4.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any Series 1998-1 Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Series 1998-1 Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Series 1998-1 Noteholders, as the case may be.

        SECTION 4.12 Control by Series 1998-1 Noteholders. The Holders of 66-2/3% of the then Outstanding Note Principal Balance shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Series 1998-1 Notes. Notwithstanding the foregoing:

                (i) no such direction shall be in conflict with any rule of law or with the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes;

                (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is not adequately indemnified; and

                (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder.

                SECTION 4.13 Waiver of Events of Default.

        (a) The Holders of 66-2/3% of the then Outstanding Note Principal Balance may, by one or more instruments in writing, waive any Event of Default hereunder and its consequences, except a continuing Event of
     Default:

                (i) in respect of the payment of the principal of or premium or interest on any Series 1998-1 Note (which may only be waived by the holder of such Note), or

                (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Outstanding Series 1998-1 Note affected (which only may be waived by the holders of all Outstanding Series 1998-1 Notes affected).

        (b) A copy of each waiver pursuant to Section 4.13(a) shall be furnished by the Obligors' Agent to the Trustee. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

        SECTION 4.14 Undertaking for Costs. All parties hereto agree (and each Series 1998-1 Noteholder by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Series 1998-1 Noteholder, or group of Series 1998-1 Noteholders, holding in the aggregate more than 10% of the then Outstanding Note Principal Balance of the Series 1998-1 Notes, or to any suit instituted by any Series 1998-1 Noteholder for the enforcement of the payment of the principal of or interest on any Series 1998-1 Note on or after the maturity date for such payments.

        SECTION 4.15 Waiver of Stay or Extension Laws. The Series Obligors covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Master Agreement, this Series 1998-1 Supplement or the Series 1998-1 Notes; and the Contributor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 4.16 Sale of Series 1998-1 Trust Estate.

        (a) The power to effect any sale of any portion of the Series 1998-1 Trust Estate pursuant to Section 4.03 shall not be exhausted by any one or more sales as to any portion of the Series 1998-1 Trust Estate remaining unsold, but shall continue unimpaired until the entire Series 1998-1 Trust Estate shall have been sold or all amounts payable on the Series 1998-1 Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 4.12, postpone any public sale by public announcement made at the time and place of such sale. For any public sale of the Series 1998-1 Trust Estate, the Trustee shall have provided each Series 1998-1 Noteholder with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

        (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Series 1998-1 Trust Estate, or any portion thereof unless,

                (i) the holders of 66-2/3% of the then Outstanding Note Principal Balance consent to or direct the Trustee in writing to make such sale; or

                (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire Outstanding Note Principal Balance and interest due or to become due thereon on the Payment Date next succeeding the date of such sale.

        The foregoing provisions shall not preclude or limit the ability of the Trustee to purchase all or any portion of the Series 1998-1 Trust Estate at a private sale.

        (c) In connection with a sale of all or any portion of the Series 1998-1 Trust Estate:

                (i) any one or more Series 1998-1 Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Series 1998-1 Noteholder may, in paying the purchase money therefore, deliver in lieu of cash any Outstanding Series 1998-1 Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Series 1998-1 Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Series 1998-1 Noteholders after being appropriately stamped to show such partial payment;

                (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Series 1998-1 Trust Estate in connection with a sale thereof;

                (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Contributor to transfer and convey its interest in any portion of the Series 1998-1 Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and

                (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

        (d) The method, manner, time, place and terms of any sale of all or any portion of the Series 1998-1 Trust Estate shall be commercially reasonable.

                                   ARTICLE V.

                            PREPAYMENT AND REDEMPTION

        SECTION 5.01 Optional "Clean-up Call" Redemption of Series 1998-1 Notes. On any Payment Date following any Calculation Date as of which the Aggregate Contract Principal Balance is less than ten percent (10.00%) of the Initial Aggregate Contract Principal Balance, the Series Obligors shall have the option to cause the redemption of the Series 1998-1 Notes by depositing with the Trustee the sum of (i) the Class A Principal Balance, the Class B Principal Balance, the Class C Principal Balance and the Class D Principal Balance as of such Payment Date (after giving effect to the payment of any principal on such Payment Date and any allocation of losses on such Payment Date), (ii) the Class A Note Interest, Class B Note Interest and Class C Note Interest due on such Payment Date and (iii) the amount, if any, of all Class A Overdue Principal, all Class B Overdue Principal, all Class C Overdue Principal and all Class D Overdue Principal and all Class A Overdue Interest, all Class B Overdue Interest and all Class C Overdue Interest. Upon receipt of such amounts and all amounts then owed to the Trustee, the Trustee shall (x) make the final payment in full to the Series 1998-1 Noteholders and (y) release any remaining Series 1998-1 Trust Estate to the Series Obligors, as the holder of the Residual Interest.

        SECTION 5.02 Class A-3 Special Redemption. On any Payment Date, the Class A-3 Notes may be redeemed (the "Class A-3 Special Redemption") by the Series Obligors at a price equal to the sum of (i) the then Class A-3 Principal Balance, any Class A-3 Overdue Principal, the Class A-3 Note Interest due on such Payment Date and any Class A-3 Overdue Interest accrued and unpaid thereon and (ii) the Class A-3 Special Redemption Premium. The Class A-3 Special Redemption Premium shall only be payable during a Class A-3 Special Redemption and shall not be payable under any optional redemption as described in Section
5.01 hereof.

        If the Class A-3 Notes are redeemed pursuant to a Class A-3 Special Redemption the Class A-3 Notes will be deemed to have been repurchased by the Series Obligors and the Series Obligors will be entitled to receive Class A-3
Note Interest and Class A-3 Principal Payments interest on the Class A-3 Notes as provided in Section 3.05 hereof until the Class A-3 Principal Balance is zero.

        SECTION 5.03 Notice of Redemption and Disposition of Funds.

        (a) Notice of any termination pursuant to this Article V shall be given to the Trustee by the Series Obligors, and then, promptly by the Trustee, by letter to Noteholders and to each Rating Agency mailed not earlier than the 10th day and not later than the 30th day of the month immediately preceding the month of such final Payment Date specifying (i) the Payment Date upon which final payment of the Series 1998-1 Notes so called for redemption will be made, (ii) the scheduled amount of any such final payment, (iii) that interest shall cease to accrue on the Series 1998-1 Notes so called for redemption on such final Payment Date and (iv) at the option of the Trustee, the address for presentation of the Series 1998-1

     Notes so called for redemption for final payment. On such final Payment Date, the Trustee shall cause to be distributed to the Series 1998-1 Noteholders so called for redemption an amount equal to the amount deposited by the Series Obligors pursuant to Section 5.01 or Section 5.02, as applicable. After such Payment Date, interest on the Series 1998-1 Notes so redeemed shall cease to accrue. Each Series 1998-1 Noteholder shall use reasonable efforts to present its redeemed Series 1998-1 Note to the Trustee at the office, if any, specified in the notice described in clause
     (iv) of this paragraph (a), or in any similar written notice, within sixty
     (60) days of such Series 1998-1 Noteholder's receipt of the final payment of its Series 1998-1 Note. Each Noteholder shall indemnify the Trustee for any damages suffered by the Trustee as a result of the Noteholder's failure to present its Series 1998-1 Note on or after the final Payment Date thereof.

        (b) In the event that any amount due to any Series 1998-1 Noteholder remains unclaimed after the final Payment Date, the Servicer shall, at its expense, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. If, within the period then specified in the escheat laws of the State of New York after such publication, such amount remains unclaimed, the Servicer shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and, the Series 1998-1 Noteholders shall look to the Servicer for payment.

                                  ARTICLE VI.

                                  MISCELLANEOUS

        SECTION 6.01 Ratification of Master Agreement. As supplemented by this Series 1998-1 Supplement, the Master Agreement is in all respects ratified and confirmed and the Master Agreement, as so supplemented by this Series 1998-1 Supplement shall be read, taken and construed as one and the same instrument.

        SECTION 6.02 Counterparts. This Series 1998-1 may be executed in one or more counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

        SECTION 6.03 GOVERNING LAW. THIS SERIES 1998-1 SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT TAKING INTO ACCOUNT THE CONFLICT OF LAWS PRINCIPLES OF ANY JURISDICTION.

        SECTION 6.04 Amendments and Waivers.

        (a) Notwithstanding anything contained in the Master Agreement to the contrary, no term or condition of this Series 1998-1 Supplement shall be amended, modified, waived or terminated without the prior written consent of the Obligors' Agent, the Servicer and the Trustee.

        (b) No waiver with respect to any term or condition of the Master Agreement or this Series 1998-1 Supplement shall extend to any subsequent or other event, circumstance or default or impair any right consequent thereon except to the extent expressly so waived.

        SECTION 6.05 Non-petition Clause. Notwithstanding anything contained in
Section 4.07 hereof, or elsewhere herein, the Trustee hereby, and by its acceptance of the Series 1998-1 Note, each Series 1998-1 Noteholder shall be deemed to have agreed that, prior to the date which is one year and one day after the termination of the Master Agreement, such Person shall not acquiesce, petition or otherwise invoke or cause either Series Obligor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against such Series Obligor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of or for such Series Obligor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such Series Obligor.

        SECTION 6.06 Officers' Certificate and Opinion of Counsel as to Conditions Precedent. Upon any request or application by the Obligors' Agent to the Trustee to take any action under the Master Agreement or this Series 1998-1 Supplement, the Obligors' Agent shall furnish to the Trustee:

        (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in the Master Agreement or this Series 1998-1 Supplement relating to the proposed action have been complied with; and

        (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

        Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in the Master Agreement or this Series 1998-1 Supplement shall include:

        (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

        SECTION 6.07 Restriction on Further Indebtedness. Neither Series Obligors shall issue any indebtedness, or execute and deliver any guaranties, unless (i) the Series Obligors shall have previously received confirmation of the ratings then assigned to the Series 1998-1 Notes by each of Moody's and Fitch and (ii) such new indebtedness shall be rated at least as high as the parallel Class of the 1998-1 Notes by Standard & Poor's.

        SECTION 6.08 Special Covenants and Acknowledgements. With respect to the Series 1998-1 Notes, each Series Obligor and the Obilgors' Agent does hereby represent and warrant, as of the initial Pledge Date and each Subsequent Pledge
Date:

                (i) "Series Controlling Party". The parties hereto acknowledge that the Trustee is the "Series Controlling Party" with respect to the Series 1998-1 Notes for purposes of the Master Agreement.

                (ii) "Support Defaults". There are no "Support Default" events with respect to the Series 1998-1 Notes.

                (iii) "Series Trustee Secured Obligations". The "Series Trustee Secured Obligations" and the "Series Secured Obligations" with respect to the Series 1998-1 Note shall mean, collectively (x) any amounts due to the Series 1998-1 Noteholders hereunder, and (y) any fees and expenses due to the Trustee with respect to the Series 1998-1 Notes.

                (iv) "Series Secured Parties". The "Series Secured Parties" with respect to the Series 1998-1 Notes are the Trustee and the Series 1998-1 Noteholders.

                (v) "Original Servicer Fee Rate". The "Original Servicer Fee Rate" with respect to the Series 1998-1 Notes is the Servicing Fee.

                (vi) "Original Issue Date". The "Original Issue Date" with respect to the Series 1998-1 Note is April 14, 1998.

        IN WITNESS WHEREOF, the Series Obligors, the Obligors' Agent, ABS, in its individual capacity, as Contributor and as the Servicer and the Trustee have caused this Series 1998-1 Supplement to be fully executed by their respective officers as of the day and year first above written.

                                       ADVANTA BUSINESS SERVICES CORP., in its
                                       individual capacity and as Servicer and
                                       Contributor


                                       By /s/    EDWARD E. MILLMAN
                                          -------------------------------------
                                          Name:  Edward E. Millman
                                          Title: Vice President and Chief
                                          Financial Officer


                                       ADVANTA LEASING RECEIVABLES CORP. IV, as a Series Obligor


                                       By /s/    SUSAN MCVEIGH
                                          -------------------------------------
                                          Name:  Susan McVeigh
                                          Title: Chief Financial Officer


                                       ADVANTA LEASING RECEIVABLES CORP. V, as
                                       a Series Obligor


                                       By /s/    SUSAN MCVEIGH
                                          -------------------------------------
                                          Name:  Susan McVeigh
                                          Title: Chief Financial Officer


                                       ADVANTA LEASING RECEIVABLES CORP. III,
                                       as the Obligors' Agent


                                       By /s/    SUSAN MCVEIGH
                                          -------------------------------------
                                          Name:  Susan McVeigh
                                          Title: Chief Financial Officer


                                       THE CHASE MANHATTAN BANK, as Trustee


                                       By /s/    REGINA BERGELAND
                                          -------------------------------------
                                          Name:  Regina Bergeland
                                          Title: Vice President

ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
FORM OF MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:

SETTLEMENT DATE:

A.   SERIES INFORMATION

     ADVANTA LEASING RECEIVABLES CORP. IV AND
     ADVANTA LEASING RECEIVABLES CORP. V
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1998-1

I.   SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)      Beginning Aggregate Contract Principal Balance  ("ACPB").. . . . . . . . . . . . . . . . . . .
     (b.)      Contract Principal Balance of all Collections allocable to Contracts . . . . . . . . . . . .
     (c.)      Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . . . . . . . . . .
     (d.)      Total decline in Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

               PLEDGES ON THIS SETTLEMENT DATE
     (e.)      Aggregate Contract Principal Balance of all Contracts pledged on this
               Settlement Date in accordance with section 1.03 of the Supplement . . . . . . . . . . . . . . .

     (f.)      Amounts to be on deposited in Additional Property Funding Account as of this Settlement Date .

     (g.)      Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. . . .

               BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
     (h.)      Class A Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .
               (Class A Note Factor)
     (i1.)               Class A-1 Principal Balance . . . . . . . . . . . . . . .
     (i2.)               Class A-2 Principal Balance . . . . . . . . . . . . . . .
     (i3.)               Class A-3 Principal Balance . . . . . . . . . . . . . . .
     (i4.)               Class A-4 Principal Balance . . . . . . . . . . . . . . .
     (j.)      Class B Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .
               (Class B Note Factor)
     (k.)      Class C Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .
               (Class C Note Factor)
     (l.)      Class D Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .
               (Class D Note Factor)

II.  COMPLIANCE RATIOS

     (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related Calculation
               Date

     (b1.)     % of CBR 31 days or more delinquent as of the related Calculation Date  . . . . . . . . . . . .
     (b2.)     Preceding Month %:                                          . . . . . . . . . . . . . . . . .
     (b3.)     2nd Preceding Month %:                                      . . . . . . . . . . . . . . . . .
     (b4.)     Three month rolling average % of CBR 31 days or more delinquent . . . . . . . . . . . . . . . .

     (c.)      (Revolving Period Only)
               Does the current month % of CBR which are 31 days or more delinquent exceed 11.5%?  Y or N. . .
               (If Yes, then an Amortization Event occurs)

     (d.)      Does the three month rolling average % of CBR which are 31 days or more delinquent exceed
               10.5%? Y or N. (If Yes, then an Amortization Event occurs) . . . . . . . . . . . . . . . . . .

     (e1.)     Monthly Net Loss Percentage for the related Collection Period  . . . . . . . . . . . . . . . .
     (e2.)     Preceding Month %:                                          . . . . . . . . . . . . . . . . .
     (e3.)     2nd Preceding Month %:                                      . . . . . . . . . . . . . . . . .
     (e4.)     Three month average % of Monthly Net Loss Percentage . . . . . . . . . . . . . . . . . . . . .
               (If greater than 3.75%, then an Amortization Event Occurs)

               (Amortization Period Only)
     (f)       Cumulative Net Loss Percentage as of the related Collection Period  . . . . . . . . . . . . . .
               Does the Cumulative Net Loss Percentage exceed . . . . . .. . . . . . . . .. . . . . . . . . .


                                                             Page 1 of 4

     (f1.)     4.0% from the Beginning Period to and including 12th Collection Period?  Y or N. . . . . . . .
     (f2.)     5.5% from 13th Collection Period to and including 24th Collection Period? Y or N . . . . . . .
     (f3.)     7.0% from 25th Collection Period and thereafter? Y or N . . . . . . . .. . . . . . . . . . . .
               (If Yes to f1 or f2 or f3, then a Residual Event occurs)

     (g1.)     Residual Realization for the related Collection Period . . . . .. . . . .. . . .. . . . . . . .
     (g2.)     Preceding Month %:                                          . . . . . . . . . . . . . . . . .
     (g3.)     2nd Preceding Month %:                                      . . . . . . . . . . . . . . . . .
     (g4.)     Three month rolling average Residual Realization Ratio  . . . . . . . . . . . . . . . . . . . .
               (If less than 100%, then a Residual Event Occurs)


III. FLOW OF FUNDS
               The amount of available funds on deposit in the Series 1998-1 Facility Account  . . . . . . . .

          (1)  On each Payment Date prior to the Amortization Date

     (a.)      To the Servicer, Unrecoverable Servicer Advances . . . . . . .. . . . . . . . . .. . . . . . .
     (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income,
               if any . . . . . . . . . . .

               To Series 1998-1 Noteholders:
     (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period.. . . . . . . . . . ..
                         Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
                         Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
                         Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
                         Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
     (d.)      Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . .
     (e.)      Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . .

     (f.)      Available Funds remaining in Series 1998-1 Facility Account . . . . . . . . . . . . . . . . . .

               From (x) the amount remaining in the Facility Account and . . . . . . . . .. . . . . . . . . .
               (y) the amount on deposit in the Additional Property Funding Account ("APFA") . . .
               ("Available Additional Property Funding Amount") as follows: . . . . . . . . . . . . . . . . .

          (A)  To the Series Obligors, an amount equal to the least of . . . . . . . . . . .. . . . . . ... .
               (i) the Available Additional Property Funding Amount . . . . . .. . . . . . . . . . .. . . . .

               (ii) the sum of (a) the excess ACPB as of the second preceding Calc. Date over the ACPB as of the preceding Calc. Date plus (b) . . . . . . . .. . . . . . . . . . . . . . . .
               amount on deposit in the APFA on such payment date and . . . . . . . . . . . . . . . . . . . .
               (Additional Property Funding Requirement)

               (iii) ACPB of all Additional Contracts actually pledged on the Payment Date . . . . . . . . . .
               and
          (B)  To the Additional Property Funding Account, the lesser of
               (i) the excess, if any, (x) Additional Property Funding Requirement over . . . . . . . . . . .
               (y) ACPB of all Additional Contracts actually pledged on the Payment Date . . . . . . . . . . .
               Subtotal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . .
               and (ii) the remaining Available Additional Property Funding Amount . . . . . . . . . . .


     (g1)      Until the Reserve Account Funding Date:
               To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . .

     (g2)      After the Reserve Account Funding Date:
               To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . .

     (h)       To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve
               Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . ..

     (i)       Upon the occurrence of a Residual then lesser of:
               (A) the Available Funds remaining on deposit in the Facility Account and . . . . . . . . . . .
               (B) the aggregate amount of Residual Receipts included in Available Funds  . . . . . . . . . .
               To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (2)  On the Payment Date which is also the Amortization Date and each Payment Date thereafter

     (a.)      To the Servicer, Unrecoverable Servicer Advances . . . . . . .. . . . . . . . . .. . . . . . .


                                                            Page 2 of 4

     (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income,
               if any

               To Series 1998-1 Noteholders:
     (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period
                         Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
                         Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
                         Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
                         Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. . . . . . . . . . . .
     (d.)      Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . .
     (e.)      Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . .

     (f.)      To Series 1998-1 Noteholders:
               To Class A, the total Principal Payment and Class A Overdue Principal, if any  . . . . . . . .
                         Principal Payment to Class A-1 Noteholders  . . . . . .. . . . . . . . . . . . . . .
                         Principal Payment to Class A-2 Noteholders  . . . . . .. . . . . . . . . . . . . . .
                         Principal Payment to Class A-3 Noteholders  . . . . . .. . . . . . . . . . . . . . .
                         Principal Payment to Class A-4 Noteholders  . . . . . .. . . . . . . . . . . . . . .
               To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . .
               To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . .

     (g)       Overdue Principal (included in the Principal Payments per above, if any):
               To Class A, total for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . . . . . .
                         Overdue Principal to Class A-1
                         Overdue Principal to Class A-2
                         Overdue Principal to Class A-3
                         Overdue Principal to Class A-4
               To Class B for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .
               To Class C for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .

     (h1.)     Until the Reserve Account Funding Date:
               To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . .

     (h2.)     After the Reserve Account Funding Date:
               To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . .

     (i.)      To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve
               Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . . . . .

     (j.)      Upon the occurrence of a Residual then lesser of:
     (j1.)     (A) the Available Funds remaining on deposit in the Facility Account and . . . . . . . . . . .
     (j2.)     (B) the aggregate amount of Residual Receipts included in Available Funds . .
     (j3.)     To be deposited to the Residual Account . . . . . . . . . . ..  .. . . . . . . . . . . . . . .

     (k.)      To Class D Noteholders for Principal Payment . . . . . . . .. . . . . . . . . . . . . . . . . .
     (l.)      To Class D Noteholders for Overdue Principal, if any . . .. . . . . . . . . . . . . . . . . . .

          (3)  To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . .. . . .

          (4)  To the Series Obligors, as holders of the Residual Interest, any Available Funds remaining on deposit
               in the Facility Account . . . . . . . . . . . . . . .. . . . . . . . . . . . .. . . . . . . . .

IV.  SERVICER ADVANCES

     (a.)      Aggregate amount of Servicer Advances at the beginning of the related Collection Period. . . .
     (b.)      Servicer Advances reimbursed during the related Collection Period . . . . . . . .  . . . . . .
     (c.)      Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date . . . . . . . .
     (d.)      Servicer Advances made during the related Collection Period . . . . . . . . . . . . . . . . . .
     (e.)      Aggregate amount of Servicer Advances at the end of the Collection Period  . . . . . . . . . .

V.   RESERVE ACCOUNT
     (a.)      Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . .
     (b.)      Amounts used to cover shortfalls, if any,  for the related Collection Period . . . . . . . . .
     (c.)      Amounts transferred from the Facility Account, if applicable. . . . . . . . . . . . . . . . . .
     (d.)      Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . .
     (e.)      Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . . . . .

     (f.)      Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . . . .


                                                            Page 3 of 4

     (g1.)     If (f) is greater than (e), then amount of shortfall . . . . . . . . . .. . . . . . . . . . . .
     (g2.)     If (e) is greater than (f), then excess amount to be transferred to the Series Obligors . . . .

     (h.)      Amounts on deposit as of this Settlement Date (e minus g2). . . . . . . . . . . . . . . . . . .


VI.  RESIDUAL ACCOUNT
     (a.)      Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . .
     (b.)      Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . .
     (c.)      Amounts used to cover shortfalls for the related Collection Period . . . .. . . . . . . . . . .
     (d.)      Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . .

VII. ADDITIONAL PROPERTY FUNDING ACCOUNT
     (a.)      Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . .
     (b.)      Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . .
     (c.)      Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . . . .
     (d.)      Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . .


VIII.ADVANCE PAYMENTS
     (a.)      Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     (b.)      Amount of Advance Payments collected during the related Collection Period . . . . . . . . . . .
     (c.)      Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . . . .
     (d.)      Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . . . .
     (e.)      Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:       _________________________

     TITLE:    _________________________

     DATE:     _________________________


                                                            Page 4 of 4

                                 EXHIBIT B

[ADVANTA LOGO]                                     MASTER LEASE AGREEMENT
Business Services Corp.


1020 Laurel Oak Road
P.O. Box 1228                                           TOLL FREE (800) 255-0022
Voorhees, New Jersey 08043-1228                               FAX (800) 344-8359

------------------------------------------------------------------------------------------------------------------------------------

LESSEE (COMPLETE LEGAL NAME.  If a corporation, use EXACT registered corporate name.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     D/B/A Name (if any)
Company Name

-------------------------------------------------------------------- ---------------------------------------------------------------
Address:                                                             Billing Address (if other than location address):

-------------------------------------------------------------------- ---------------------------------------------------------------
City:                  State:       Zip:                             City:              State:            Zip:

-------------------------------------------------------------------- ---------------------------------------------------------------
County:                                                              Telephone No.
                                                                     (     )
------------------------------------------------------------------------------------------------------------------------------------
Type of Business:

/ / Corporation (Registered in the State of                  )        / /  Partnership      / / Proprietorship

/ / Non-Profit Corporation (Registered in the State of         )

/ / Limited Liability Company (Registered in the State of         )

------------------------------------------------------------------------------------------------------------------------------------

         This Master Lease Agreement is entered into as of the date set forth below by and between Advanta Business Services Corp. ("LESSOR") and the above lessee ("LESSEE"):

                                    RECITALS:

         A. From time to time LESSEE desires to lease various items of equipment from LESSOR; and
         B. LESSOR and LESSEE desire to set forth the terms and conditions under which such equipment will be leased.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, LESSOR and LESSEE agree as follows:

                          TERMS AND CONDITIONS OF LEASE

1. LEASE. "Master Lease Agreement" shall mean this Agreement. Whenever reference is made herein to the term "Lease" it shall be deemed to mean a schedule ("Schedule" or "Schedules" if in the plural) which incorporates the terms and conditions of this Master Lease Agreement. Each Schedule shall constitute a separate and independent Lease and contractual obligation of LESSEE. LESSEE hereby leases from LESSOR, and LESSOR hereby leases to LESSEE, subject to the terms of this Master Lease Agreement, the items of equipment and other personal property (hereinafter together with all replacements, replacement parts, substitutions, additions, and accessories therefor and/or thereto, collectively referred to as the "Equipment") which is described in the Schedule(s) executed hereunder. In the event of a conflict between the terms and conditions of this Master Lease Agreement and any additional provision of such Schedule, the additional provisions of such Schedule shall prevail with respect to such Schedule only. LESSEE authorizes LESSOR to insert the equipment lease number and other missing terms, if any, following LESSEE's execution of any Lease. Each Lease is irrevocable and non-cancelable for the full term stated therein.

2. TERM. The terms of this Master Lease Agreement shall commence on the date this Master Lease Agreement is executed by LESSOR and shall continue in effect thereafter so long as any Schedule entered into pursuant hereto remains in effect or, if no such Schedule is in effect, until either LESSOR or LESSEE gives the other party hereto written notice of cancellation. The term of each Lease shall become effective upon acceptance by LESSOR by signing and dating each Schedule and shall continue for the period specified in the Schedule as the lease term. Upon delivery of any Equipment to LESSEE, LESSEE shall forthwith inspect such Equipment and shall execute and deliver to LESSOR a Delivery and Acceptance Certificate, in a form and substance satisfactory to LESSOR. LESSEE's execution and delivery of a Delivery and Acceptance Certificate covering any Equipment shall conclusively establish, as between LESSOR and LESSEE, that such Equipment has been unconditionally accepted by LESSEE for all purposes of that Lease. Unless LESSEE notifies LESSOR in writing at least sixty (60) days prior to the expiration of the Lease term of its intention to terminate each Lease, that Lease shall automatically be extended for a period of one year and shall continue from year to year thereafter until terminated.

3. RENT. The aggregate rent to be paid over the term of each Lease shall be equal to the total number of rental payments stated in each Schedule, multiplied by the amount of each payment, plus applicable taxes and other charges thereunder. The due date of the first lease payment is the date upon which the Equipment is delivered to LESSEE, or any later date designated by LESSOR. The monthly payment will be based upon the estimated cost of all Equipment and shall be adjusted upward or downward if the actual cost of the Equipment exceeds or is less than that estimate. LESSEE UNDERSTANDS THAT LESSOR'S OBLIGATION IS TO PURCHASE THE EQUIPMENT FOR LESSEE'S USE. IN CONSIDERATION THEREFORE, AND TO INDUCE LESSOR TO PURCHASE THE EQUIPMENT AND ENTER INTO EACH LEASE, LESSEE AGREES THAT ITS OBLIGATION TO MAKE THE LEASE PAYMENTS IS ABSOLUTE, UNCONDITIONAL AND INDEPENDENT, AND IS NOT SUBJECT TO ANY ABATEMENT, SET-OFF, DEFENSE OR COUNTERCLAIM FOR ANY REASON WHATSOEVER, INCLUDING WITHOUT LIMITATION, EQUIPMENT FAILURE, DAMAGE, LOSS OR ANY OTHER CAUSE OR PROBLEM. LESSEE agrees that if all or any part of a lease payment is not received within 5 days of its due date, LESSEE shall pay a late charge equal to 10% of the amount due or $5.00, whichever is greater, which LESSEE and LESSOR stipulate is a reasonable prediction of LESSOR's costs of collection and not a penalty. Any payment of a smaller sum than due at any time shall not constitute a release or an accord or satisfaction for any greater sum due, regardless of any endorsement restriction.

4. SECURITY DEPOSIT. A security deposit will be due and payable at the time LESSEE signs each Lease. In case the Lease is never finalized for any reason that is not the fault of LESSOR, such deposit may be retained by LESSOR in liquidation of documentation and processing expenses. The security deposit shall secure all obligations of LESSEE thereunder and may be applied in LESSOR's discretion to any past due obligation of LESSEE, and to the extent not applied shall be returned to LESSEE without interest upon termination of the Lease provided LESSEE is not then in default under the Lease and has satisfied all terms and conditions thereunder.

5. DELIVERY AND INSTALLATION. LESSEE shall at its sole discretion select the type, quantity and supplier of each item of Equipment. LESSOR shall not be liable to LESSEE for any failure or delay in obtaining delivery of any Equipment. LESSEE understands that LESSOR is not responsible for delivery or installation. LESSEE shall pay any delivery and installation charges of the Equipment. LESSEE holds LESSOR harmless from specific performance of any Lease and from any damages if for any reason the manufacturer, supplier, vendor or distributor (collectively referred to in this Master Lease Agreement as "Vendor") delays in delivery, or if the Equipment is unsatisfactory for any reason.

6. SELECTION AND ACQUISITION OF EQUIPMENT. With respect to each Lease, LESSEE acknowledges that (1) LESSOR has not selected the Vendor and has not selected, manufactured, supplied or dealt with the Equipment, and LESSOR has no familiarity or expertise with respect to the Equipment and has made no determination as to whether the Equipment is suitable for LESSEE's purposes; (2) LESSEE alone has selected the Vendor and the Equipment based on LESSEE's own independent judgment; (3) LESSOR is or will be acquiring the Equipment solely in connection with each Lease at LESSEE's request; (4) prior to entering into each Lease, LESSEE will receive or approve the supply contract, if any, covering the Equipment purchased from the Vendor and (5) LESSOR has advised LESSEE in writing, either previously or by each Lease, of the following: (a) the identity of the Vendor, (b) that LESSEE may (but does not necessarily) have rights against the Vendor under a supply contract, if any, or under applicable law; and
(c) that LESSEE may contact the Vendor for a description of any such rights.

7. DISCLAIMER OF WARRANTY AND WAIVER OF LIABILITY. TO INDUCE LESSOR TO PURCHASE THE EQUIPMENT AND ENTER INTO EACH LEASE, LESSEE AGREES THAT:
         (A) THE EQUIPMENT IS LEASED "AS IS";
         (B) LESSOR MAKES NO REPRESENTATION, GUARANTEE, EXPRESS WARRANTY OR IMPLIED WARRANTY (INCLUDING AN IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO THE EQUIPMENT, AND LESSOR HEREBY DISCLAIMS THE SAME;
         (C) LESSOR SHALL NOT BE LIABLE FOR ANY LOSS OR INJURY TO LESSEE, THE EQUIPMENT, ANY THIRD PERSON OR OTHER PROPERTY (including without limitation, direct, indirect, consequential, incidental and special damages) CAUSED BY THE USE, OWNERSHIP OR POSSESSION OF THE EQUIPMENT (including without limitation, any damages for infringement of any trademark, copyright or patent);
         (D) LESSEE WAIVES ANY RIGHTS AND REMEDIES NOW OR HEREAFTER CONFERRED BY LAW WHICH WOULD OTHERWISE GIVE LESSEE THE RIGHT TO: (1) cancel or repudiate the Lease; (2) reject or revoke acceptance of the Equipment; (3) grant a security interest in the Equipment in LESSEE's possession or control for any reason; (4) accept partial delivery of the Equipment; (5) "cover" by making any purchase or lease of or contract to purchase or lease substitution equipment; and (6) seek specific performance against LESSOR.
         (E) IF THE EQUIPMENT DOES NOT OPERATE AS REPRESENTED BY THE VENDOR, OR IF THE VENDOR OR ANY OTHER THIRD PARTY FAILS TO PROVIDE ANY SERVICES SUCH AS TRAINING, INSTALLATION OR SERVICE, OF IF THE EQUIPMENT OR THE LEASE IS UNSATISFACTORY FOR ANY OTHER REASON, LESSEE SHALL MAKE ANY SUCH CLAIM SOLELY AGAINST THE VENDOR OR SUCH OTHER THIRD PARTY, AND LESSEE HEREBY WAIVES ANY SUCH CLAIM AGAINST LESSOR; AND
         (F) NO REPRESENTATION, GUARANTEE OR WARRANTY BY THE VENDOR OR OTHER THIRD PARTY IS BINDING ON LESSOR NOR SHALL ANY BREACH THEREOF RELIEVE LESSEE OF ITS OBLIGATIONS TO LESSOR.
         (G) So long as LESSEE is not in breach under any Lease, LESSOR shall assign without recourse to LESSEE during the term of the Lease any warranty, if any, from the Vendor to LESSOR, to the extent such warranties, if any, are assignable.

8. NO AGENCY. With respect to each Lease, LESSEE acknowledges that (1) neither the Vendor nor any salesman, representative or other third person is an agent, partner or joint venturer of LESSOR; (2) neither the Vendor nor any other third person is authorized to act on LESSOR's behalf; and (3) NO PERSON OTHER THAN AN EXECUTIVE OFFICER OF LESSOR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE.

9. REPAIRS; SERVICE; ADDITIONS. With respect to each Lease, LESSEE acknowledges that LESSOR is not responsible for any training or for any repairs or service to the Equipment, and all repairs, service and training shall be the sole responsibility of LESSEE or third parties with whom LESSEE may contract. LESSEE agrees to maintain the Equipment in good condition and to service the Equipment during the term of each Lease as and when needed. All replacement parts, repairs, additions and accessories shall automatically become the property of LESSOR.

10. USE. LESSEE REPRESENTS AND WARRANTS THAT, WITH RESPECT TO EACH LEASE, THE EQUIPMENT WILL BE USED SOLELY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES AND NOT FOR PERSONAL, FAMILY OR RESIDENTIAL PURPOSES. LESSEE shall use the Equipment in a lawful and prudent manner and shall not make any alterations to the Equipment without LESSOR's written consent. LESSEE shall not permit the Equipment to be used by anyone other than LESSEE or its employees. LESSEE shall keep the Equipment at LESSEE's address shown above and shall not remove the Equipment to any other location without LESSOR's written consent.

11. LOSS; DAMAGE; INSURANCE. With respect to each Lease, until the Equipment is returned to LESSOR, LESSEE shall assume the entire risk of loss from any cause. In the event of any loss, LESSEE shall promptly notify LESSOR in writing. LESSEE shall keep the Equipment insured against theft and all risks of loss and shall carry public liability insurance covering both personal injury and property damage. All such insurance shall be in a form and an amount satisfactory to LESSOR. Such insurance for theft, loss and damage shall name LESSOR as the sole Loss Payee, and such public liability insurance shall name LESSEE as Named Insured and LESSOR as Additional Insured. LESSEE shall pay all premiums, be responsible for all deductible portions, and shall deliver to LESSOR evidence of such insurance coverage satisfactory to LESSOR. Each insurer shall agree by endorsement upon all policies that it will give LESSOR 30 days written notice prior to the effective date on which the policy is altered, expired or canceled. IN THE EVENT LESSEE FAILS TO SECURE OR MAINTAIN SUCH INSURANCE, LESSEE MAY, AT ITS OPTION, OBTAIN SUCH INSURANCE AND CHARGE A FEE TO THE LESSEE AS ADDITIONAL RENT, BUT LESSOR SHALL HAVE NO OBLIGATION TO DO SO. In addition, because of the increased risk of loss to LESSOR when the Equipment is not insured by LESSEE, LESSEE agrees to pay LESSOR each month a risk charge stipulated and liquidated at 0.25% of LESSOR's original equipment costs until LESSEE provides proof of compliance with insurance requirements under any Lease. In spite of such risk charge, LESSEE shall have no right to any insurance benefits from LESSOR up to the extent of any obligations by LESSEE to LESSOR, LESSEE shall still be liable for all losses, and such risk charge is not in lieu of the insurance requirements of any Lease. LESSEE HEREBY IRREVOCABLY EMPOWERS AND APPOINTS LESSOR AS LESSEE'S TRUE AND LAWFUL ATTORNEY-IN-FACT TO MAKE CLAIM FOR AND RECEIVE INSURANCE PROCEEDS, AND TO EXECUTE AND ENDORSE ALL DOCUMENTS, CHECKS OR DRAFTS RECEIVED IN PAYMENT UNDER ANY SAID INSURANCE POLICIES. Any proceeds of insurance payable to LESSOR may be used or applied as LESSOR, in its sole but reasonable discretion, shall determine.

12. TAXES AND OTHER FEES. LESSEE shall pay when due all federal, state and local license fees, registration fees, filing fees, assessments, taxes (including without limitation, sales, lease, use, excise and personal property taxes, EXCLUDING ONLY TAXES PAYABLE IN RESPECT TO LESSOR'S INCOME) and all other charges of any kind which may now or hereafter be imposed upon LESSOR or LESSEE arising in any way out of the ownership, use, possession or leasing of the Equipment. Such amount shall be considered additional rent and shall be payable upon demand by LESSOR. In establishing the amount of the base lease payments and the other terms of each Lease, LESSOR and LESSEE have assumed that LESSOR will be entitled to all deductions, depreciation, credits and other tax benefits ("tax benefits") which are provided by the federal, state and local laws and regulations to an owner and lessor of personal property.

LESSEE agrees that, should any such tax benefits be disallowed or recaptured, or should LESSOR lose the right to claim or receive such benefits for any reason, LESSEE shall indemnify LESSOR for such loss by paying LESSOR an amount equal to the value of such loss. LESSEE's obligations under this paragraph shall continue notwithstanding any future change in federal, state or local law during the term of each Lease and shall survive the termination of this Master Lease Agreement. To liquidate any personal property tax expense incurred by LESSOR, LESSEE agrees to pay LESSOR either a net charge therefore as incurred by LESSOR or, at LESSOR's election, a monthly personal property tax fee liquidated at any fee set by LESSOR up to three-hundred ninety-five thousandths of one percent (0.395%) of the original equipment cost.

13. COMPLIANCE WITH LAW. LESSEE shall promptly comply with all federal, state and local laws and regulations relating to the ownership, use, possession, leasing, delivery or return of the Equipment at LESSEE's own expense.

14. INDEMNITY. LESSEE shall indemnify and hold LESSOR harmless from and against all claims, losses, liabilities (including without limitation, negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including without limitation, attorney's fees and legal costs) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, leasing, delivery, possession, use or operation of the Equipment, including without limitation, claims for injury to or death of persons and for damage to property. This indemnity shall survive the termination of this Master Lease Agreement.

15. TITLE. LESSEE understands that the Equipment is the exclusive property of LESSOR, that title to the Equipment shall at all times during the term remain in LESSOR, and that LESSEE shall have no right, title or interest in the Equipment except as expressly provided in this Master Lease Agreement notwithstanding any trade-in or down-payment. LESSEE HEREBY IRREVOCABLY EMPOWERS AND APPOINTS LESSOR AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT TO PREPARE, EXECUTE AND FILE ALL OWNERSHIP AND FINANCING STATEMENTS, and all costs for such filing and termination shall be billed to and paid by LESSEE. IT IS THE INTENT OF THE PARTIES THAT EACH SCHEDULE REPRESENTS A TRUE LEASE AND NOT A LEASE INTENDED AS SECURITY FOR PURPOSES OF SECTION 1-201(37) OF THE UNIFORM COMMERCIAL CODE. THE FILING OF ANY FINANCIAL STATEMENT SHALL NOT BE EVIDENCE THAT EACH SCHEDULE IS OTHER THAN A TRUE LEASE, AND SUCH FILING IS ONLY INTENDED TO GIVE PUBLIC NOTICE OF LESSOR'S OWNERSHIP OF THE EQUIPMENT. If any Lease shall be deemed at any time to be a lease intended as security (or anything other than a true lease), LESSEE hereby grants LESSOR a security interest in the Equipment, and such financing statements shall be intended to create a perfected security interest in favor of LESSOR. The Equipment shall at all times be considered and shall remain personal property, and LESSEE shall not permit the same to become a fixture to realty.

16. EVENTS OF DEFAULT. The following events shall automatically and without notice to LESSEE be events of default under each Lease: (1) LESSEE fails to pay any lease payment or other charge for a period of 10 consecutive days from the due date; (2) LESSEE fails to perform or observe any other term or condition of each Lease or breaches any representation contained herein or in any other agreement or lease with LESSOR; (3) any action or proceeding is brought against LESSEE whereby the Equipment may be taken or distrained; (4) LESSEE dies, becomes insolvent, makes or consents to an assignment for the benefit of creditors, stops doing business as a going concern, sells all or substantially all of its assets, merges, consolidates, or appoints or consents to the appointment of a receiver or trustee; (5) a petition is filed by or against LESSEE under bankruptcy laws or other laws providing for the relief of debtors; or (6) LESSEE shall cause, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance, attachment or involuntary transfer of any kind upon or affecting the Equipment or each Lease or any of LESSOR's interest hereunder.

17. REMEDIES UPON DEFAULT. In the event LESSEE defaults hereunder, with respect to any Lease, LESSOR may exercise any one or more of the following remedies in addition to any other remedies available under law:
         (A) With or without notice, cancel the Lease and all (or any) other Leases between LESSOR and LESSEE and/or sue for: (1) past due rent under such Lease(s), (2) the accelerated balance of future rent to become due during the unexpired term of such Lease(s), not as a penalty but liquidated for all purposes, (3) the residual value placed on the Equipment by LESSOR (as estimated by LESSOR at the commencement of such Lease(s)), (4) all late charges and other charges due and to become due under such Lease(s), (5) the costs specified in
Section 19 below with respect to each such Lease(s), and (6) any other damages and indemnities, if then determinable, arising out of such Lease(s) or LESSEE's breach of such Lease(s); and
         (B) With respect to each such Lease(s), to the extent permitted by law, empower any attorney of any Court of competent jurisdiction within the United States or elsewhere to appear for LESSEE and, with or without one or more declarations filed, to confess judgment against LESSEE in favor of LESSOR in such Court, for the damages specified in subparagraph "A" above and Section 19 below. LESSEE hereby releases errors and waives rights of appeal, stays of execution, inquisition and benefit of all exemption laws now or hereafter passed. Any rule of Court, custom or practice to the contrary notwithstanding, a true copy of this Master Lease Agreement and Schedule pertaining thereto may be filed in any action to confess judgment in lieu of the original as warrant of attorney; and
         (C) With respect to each such Lease(s), enter upon LESSEE's premises and repossess the Equipment without liability for trespass or damages. In the event LESSEE fails to consent to repossession, LESSOR may institute legal proceedings for an order of repossession. Any repossession shall be without right of redemption. Following repossession: (1) all rights of LESSEE in the Equipment shall terminate; (2) LESSOR may, at its option, sell or re-lease ("remarket") the Equipment without advance notice to LESSEE; and (3) LESSOR may nevertheless immediately sue for the full amounts specified in subparagraph "A" above without first remarketing the Equipment, in which event any monies later recovered by LESSOR through remarketing, if any, minus LESSOR's costs of repossession and remarketing (including but limited to any commissions), shall operate in reduction of the amount of LESSOR's claim. Nothing stated herein shall require LESSOR to repossess the Equipment, and LESSEE hereby waives any rights which may require LESSOR to repossess and/or remarket the Equipment in mitigation of damages.

18. CUMULATIVE REMEDIES. All remedies of LESSOR hereunder are, to the extent permitted by law, cumulative and may be exercised concurrently or separately at different times, and the exercise of any one remedy shall not be deemed an election of such remedy or preclude the exercise of any other remedy. No failure on the part of LESSOR to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or be deemed a modification of this Master Lease Agreement. A waiver of default shall not be a waiver of any subsequent default.

19. LESSOR'S COSTS. LESSEE shall be liable for all costs and overhead incurred by LESSOR in enforcing each Lease, including without limitation: (1) attorney's fees liquidated at 25% of any claim for money damages, which LESSEE hereby stipulates is a reasonable prediction of actual fees and not a penalty; (2) reasonable attorney's fees incurred in pursuing any equitable remedy; (3) costs of suit; (4) LESSOR's internal recovery overhead liquidated at the lesser of $500.00 or 5% of the lease balance, which LESSEE hereby stipulates is a reasonable prediction of actual overhead and not a penalty; and (5) LESSOR's internal repossession and remarketing overhead liquidated at the lesser of $450.00 or 4% of the original equipment cost, which LESSEE hereby stipulates is a reasonable prediction of actual overhead and not a penalty, plus all costs incurred in the repossession, storage, shipment, repair and remarketing of the Equipment.

20. RETURN OF EQUIPMENT. Upon the expiration of each lease term, or upon request of LESSOR following any default, LESSEE shall, at its own expense, return the Equipment to LESSOR at an address specified by LESSOR. The Equipment shall be returned in the same condition as received, ordinary wear and tear excepted.

21. ASSIGNMENT; SUBLEASE. All or any part of LESSOR's interest in each (or any) Lease or in the Equipment may be assigned by LESSOR at any time without prior notice to LESSEE. In that event, LESSOR's assignee shall succeed to all of LESSOR's rights and interests under the Lease, and LESSEE's obligations to the assignee shall be as provided in the Lease, but the assignee shall not be liable to perform any of LESSOR's obligations, if any, to LESSEE. All such obligations, if any, shall remain in LESSOR. The right of the assignee to the payment of assigned lease payments and to performance of LESSEE's obligations and to exercise any other of LESSOR's rights hereunder, shall not be subject to any defense, counterclaim or set-off. LESSEE hereby acknowledges that any assignment by LESSOR shall not materially change LESSEE's duties or obligations under the Lease or materially increase the risks imposed on LESSEE. BECAUSE EACH LEASE WAS GRANTED BY LESSOR ON THE STRENGTH OF LESSEE'S CREDIT, LESSEE MAY NOT ASSIGN OR DISPOSE OF ANY OF ITS INTERESTS UNDER THE LEASE TO ANY OTHER PERSON OR ENTER INTO ANY SUBLEASE OF ALL OR PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH SHALL NOT BE UNREASONABLY WITHHELD.

22. SEVERABILITY. If any provision of this Master Lease Agreement is in conflict with any law of any state or place where it is sought to be enforced, such provision shall be deleted to the extent of such conflict, but without invalidating the remaining provisions.

23. CHOICE OF LAW; JURISDICTION; FORUM; VENUE. LESSEE agrees and stipulates that
(1) THIS MASTER LEASE AGREEMENT AND EACH LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY (in which LESSOR maintains a business office), including all matters of construction, validity and performance; (2) LESSEE KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND CONSENTS TO BE SUBJECT TO PERSONAL JURISDICTION IN THE STATE AND/OR FEDERAL COURTS IN THE STATE OF NEW JERSEY, AND CONSENTS TO VENUE IN ANY COUNTY/DISTRICT OF LESSOR'S ELECTION IN WHICH LESSOR MAINTAINS AN OFFICE; (3) LESSEE AGREES THAT ANY PROCESS SERVED FOR ANY ACTION OR PROCEEDING SHALL BE VALID IF MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, WITH DELIVERY RESTRICTED TO EITHER THE ADDRESSEE OR ITS REGISTERED AGENT; and (3) ANY LEGAL PROCEEDING ARISING OUT OF THIS MASTER LEASE AGREEMENT, REGARDLESS OF WHETHER LESSOR OR LESSEE BRINGS SUCH PROCEEDING, SHALL BE INSTITUTED ONLY IN THE AFORESAID VENUE IN THE STATE OF NEW JERSEY, AND NOT ELSEWHERE, UNLESS LESSOR EXPRESSLY CONSENTS IN WRITING OR ELECTS OTHERWISE.

24. CAPTIONS. The captions in this Master Lease Agreement are intended for convenience only and shall not be construed to alter or vary the text.

25. LESSEE'S REPRESENTATIONS. LESSEE represents and warrants with respect to each Lease that (1) LESSEE has complete and unrestricted power to enter into this Master Lease Agreement and each Schedule, and all necessary and proper corporate action (if LESSEE is a corporation) to enable LESSEE to enter into the Master Lease Agreement and each Schedule has been undertaken and completed; (2) the person(s) executing this Master Lease Agreement and each Schedule on behalf of LESSEE have been duly authorized (by corporate resolution if LESSEE is a corporation) to execute the same on LESSEE's behalf; (3) all information supplied to LESSOR is true and correct, including all credit and financial information submitted to LESSOR at any time; (4) LESSEE is solvent and is able to meet all its financial obligations, including the anticipated Lease payments hereunder; and (5) this Master Lease Agreement and each Schedule constitutes the legal, valid and binding obligation of LESSEE and is enforceable against the LESSEE in accordance with its terms. LESSEE HEREBY AUTHORIZES LESSOR TO SHARE AND EXCHANGE WITH ANY OF ITS AFFILIATES CREDIT AND OTHER INFORMATION IT HAS OBTAINED ON LESSEE AND ITS BUSINESS.

26. ENTIRE AGREEMENT. This Master Lease Agreement and each Lease and all documentation executed in connection therewith constitutes the entire understanding and agreement between LESSOR and LESSEE and there is no understanding or agreement, oral or written, which is not set forth herein. This Master Lease Agreement and each Lease and all documentation executed in connection therewith may not be amended except by a writing signed by an executive officer of LESSOR and LESSEE shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. If there is more than one lessee and/or guarantor or other party obligated to LESSOR under this Master Lease Agreement or any Schedule or otherwise with respect to any lease transaction, all such party's liabilities to LESSOR shall be individual, joint and several.

27. FAXED AND COPIED DOCUMENTS. The parties intend and agree that a carbon copy, photocopy, or facsimile of this document with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original-signature document for all purposes, including all matters of evidence and the "best evidence" rules.





         IN WITNESS WHEREOF, LESSEE, intending to be legally bound hereby, has set its hand and seal to this Master Lease Agreement on the date indicated below.

DATE:______________________________     LESSEE:_________________________________

WITNESS:___________________________     BY:_____________________________________

___________________________________     ________________________________________
         (Please print name)                       (Please print name)

[ADVANTA LOGO]
Business Services Corp.


This Schedule is made as of the Acceptance Date set forth below and is made pursuant to and incorporates by reference each and every term of that certain Master Lease Agreement dated _______________ as though fully set forth herein.



Lease Application No.            .                                Lease Schedule No.           .

----------------------------------------------------------------- ------------------------------------------------------------------
LESSEE                                                            EQUIPMENT LOCATION (IF OTHER THAN BILLING ADDRESS)

----------------------------------------------------------------- ------------------------------------------------------------------
Billing Address                                                   City                 State                         Zip

----------------------------------------------------------------- ------------------------------------------------------------------

City                        State                    Zip          County


----------------------------------------------------------------- ------------------------------------------------------------------

Attention                        Title                            Telephone No.


----------------------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------------------------------------

Vendor


--------------------------------------------------------------------------------

-------------- ---------------------------------------------------------------------------------------------------------------------

  Quantity     Description of Equipment (include make, model and serial no.; attach additional sheets if necessary)
-------------- ---------------------------------------------------------------------------------------------------------------------










-------------- ---------------------------------------------------------------------------------------------------------------------

        Term Of Lease                  Security Deposit*         Total Number Of Rental Payments        Amount Of Each Payment*
          In Months
                                       $                                                                 $
                                                                                                        (plus applicable taxes)

------------------------------- -------------------------------- -------------------------------- ----------------------------------

PAYMENT FREQ. / / Monthly  / / Quarterly  / / Other                       Make check payable to Advanta Business Services Corp.
------------------------------------------------------------------------------------------------------------------------------------

Faxed and Copied Documents. The parties intend and agree that a carbon copy, photocopy, or facsimile of this document with their signature thereon shall be treated as an original, and shall be deemed to be as binding, valid, genuine, and authentic as an original-signature document for all purposes, including all matters of evidence and the "best evidence" rules.

Accepted By: Advanta Business Services Corp.                        LESSEE:

BY:                                                                 BY:
(Authorized Signature)                                              (Authorized Signature)

TITLE:                                         DATE:                TITLE:                               DATE:



                      DELIVERY AND ACCEPTANCE CERTIFICATION

THE LESSEE HEREBY CERTIFIES THAT ALL EQUIPMENT REFERRED TO ABOVE HAS BEEN DELIVERED AND IS FULLY INSTALLED. THE LESSEE ALSO CERTIFIES THAT IT HAS INSPECTED THE EQUIPMENT AND THAT IT IS IN GOOD OPERATING ORDER AND FIT FOR ITS INTENDED USE. LESSEE UNCONDITIONALLY ACCEPTS THE EQUIPMENT AND ACKNOWLEDGES THAT IT HAS NOT BEEN ACCEPTED ON A "TRIAL" BASIS. LESSEE NOW REQUESTS THAT ADVANTA BUSINESS SERVICES CORP. ("LESSOR") SIGN THIS SCHEDULE AND PAY THE EQUIPMENT VENDOR. LESSEE UNDERSTANDS THE IMPORTANCE OF THIS CERTIFICATION TO LESSOR PRIOR TO PAYING THE VENDOR, AND LESSEE UNDERSTANDS IT WILL BE PRECLUDED FROM DENYING THE TRUTH OF THIS CERTIFICATION IN THE FUTURE.


DATE OF DELIVERY               AUTHORIZED SIGNATURE                    TITLE

                           EXHIBIT C -- FORM OF NOTES

                                 CLASS A-1 NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE SERIES OBLIGORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                              5.77% NOTE CLASS A-1


                  Secured by property which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class A-1 Note is payable monthly as set forth herein and the Agreement (as defined herein).


                  This Class A-1 Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta, other than the Series Obligors. Neither the Class A-1 Notes nor the Contracts are insured by any governmental agency.


CUSIP:  00757Q AA 5
                                                                       Class A-1
Note                  $72,000,000 Class A-1 Initial                   Percentage
No. A-1-1                   Principal Balance                     Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to CEDE & CO. the principal sum of Seventy Two Million Dollars ($72,000,000) in monthly installments and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date, until such unpaid principal is fully paid, at a rate per annum equal to 5.77% (the "Class A-1 Interest Rate"); provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the Class A-1 Interest Rate plus 1%. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class A-1 Noteholders are entitled to receive, as hereinafter set forth in this Class A-1 Note and as more fully set forth in the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class A-1 Note is one of the duly authorized Class A-1 Notes designated as "5.77% Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-1" (the "Class A-1 Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.





                  This Class A-1 Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class A-1 Noteholder, at its expense, upon a written request to the
Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228; Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class A-1 Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class A-1 Note or the Agreement.


                  The Holder hereof, by acceptance of this Note, is deemed to have represented and covenanted that, if it is using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include to purchase the Notes, the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.


                  The Class A-1 Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class A-1 Notes, issue Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively with the Class A-1 Notes, the "Class A Notes"), Class B Notes (the "Class B Notes"), Class C Notes (the "Class C Notes") and Class D Notes (the "Class D Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class A-1 Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class A-1 Note shall be conclusive and binding on such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class A-1 Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class A-1
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class A-1 Note to be duly executed.



                                    ADVANTA LEASING RECEIVABLES CORP. IV,
                                             as Series Obligor


                                    By: ________________________________
                                        Name:
                                        Title:


                                    ADVANTA LEASING RECEIVABLES CORP. V,
                                             as Series Obligor

                                    By:  ________________________________
                                         Name:
                                         Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class A-1 Notes of the Series designated herein, issued under the within-mentioned Agreement.


                                THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee



                                By: ________________________________
                                    Name:
                                    Title:

                                 CLASS A-2 NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE SERIES OBLIGORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                              5.82% NOTE CLASS A-2


                  Secured by property which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class A-2 Note is payable monthly as set forth herein and the Agreement (as defined herein).


                  This Class A-2 Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta, other than the Series Obligors. Neither the Class A-2 Notes nor the Contracts are insured by any governmental agency.


CUSIP:  00757Q AB 3
                                                                       Class A-2
Note                    $190,000,000 Class A-2 Initial                Percentage
No. A-2-1                      Principal Balance                  Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to CEDE & CO. the principal sum of One Hundred Ninety Million Dollars ($190,000,000) in monthly installments and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date, until such unpaid principal is fully paid, at a rate per annum equal to 5.82% (the "Class A-2 Interest Rate"); provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the Class A-2 Interest Rate plus 1%. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class A-2 Noteholders are entitled to receive, as hereinafter set forth in this Class A-2 Note and as more fully set forth in the Master Business Receivables

Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class A-2 Note is one of the duly authorized Class A-2 Notes designated as "5.82% Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-2" (the "Class A-2 Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.


                  This Class A-2 Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class A-2 Noteholder, at its expense, upon a written request to the
Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228; Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class A-2 Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class A-1 Note or the Agreement.


                  The Holder hereof, by acceptance of this Note, is deemed to have represented and covenanted that, if it is using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include to purchase the Notes, the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Class A-2 Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class A-2 Notes, issue Class A-1 Notes, Class A-3 Notes and Class A-4 Notes (collectively with the Class A-2 Notes, the "Class A Notes"), Class B Notes (the "Class B Notes"), Class C Notes (the "Class C Notes") and Class D Notes (the "Class D Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class A-2 Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class A-2 Note shall be conclusive and binding on such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class A-2 Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class A-2
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class A-2 Note to be duly executed.



                                    ADVANTA LEASING RECEIVABLES CORP. IV,
                                         as Series Obligor


                                    By: ________________________________
                                        Name:
                                        Title:


                                    ADVANTA LEASING RECEIVABLES CORP. V,
                                         as Series Obligor

                                    By:  ________________________________
                                         Name:
                                         Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class A-2 Notes of the Series designated herein, issued under the within-mentioned Agreement.


                               THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Trustee



                               By: ________________________________
                                   Name:
                                   Title:

                                 CLASS A-3 NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE SERIES OBLIGORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                              5.93% NOTE CLASS A-3


                  Secured by property which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class A-3 Note is payable monthly as set forth herein.


                  This Class A-3 Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta, other than the Series Obligors. Neither the Class A-3 Notes nor the Contracts are insured by any governmental agency.


CUSIP:  00757Q AC 1
                                                                       Class A-3
Note                   $23,300,000 Class A-3 Initial                  Percentage
No. A-3                      Principal Balance                    Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to CEDE & CO. the principal sum of Twenty Three Million Three Hundred Thousand Dollars ($23,300,000) in monthly installments and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date, until such unpaid principal is fully paid, at a rate per annum equal to 5.93% (the "Class A-3 Interest Rate"); provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the Class A-3 Interest Rate plus 1%. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class A-3 Noteholders are entitled to receive, as hereinafter set forth in this Class A-3 Note and as more fully set forth in the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997

(the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class A-3 Note is one of the duly authorized Class A-3 Notes designated as "5.93% Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-3" (the "Class A-3 Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.


                  This Class A-3 Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class A-3 Noteholder, at its expense, upon a written request to the
Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228; Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class A-3 Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class A-3 Note or the Agreement.


                  The Holder hereof, by acceptance of this Note, is deemed to have represented and covenanted that, if it is using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include to purchase the Notes, the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Class A-3 Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class A-3 Notes, issue Class A-1 Notes, Class A-2 Notes and Class A-4 Notes (collectively with the Class A-3 Notes, the "Class A Notes"), Class B Notes (the "Class B Notes"), Class C Notes (the "Class C Notes") and Class D Notes (the "Class D Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class A-3 Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class A-3 Note shall be conclusive and binding on such Holder and upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class A-3 Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  On any Payment Date, the Class A-3 Notes may be redeemed (the "Class A-3 Special Redemption") by the Series Obligors at a price equal to the sum of (i) the then Class A-3 Principal Balance, any Class A-3 Overdue Principal, the Class A-3 Note Interest due on such Payment Date and any Class A-3 Overdue Interest accrued and unpaid thereon and (ii) the Class A-3 Special Redemption Premium. The Class A-3 Special Redemption Premium shall only be payable during a Class A-3 Special Redemption.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class A-3
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class A-3 Note to be duly executed.



                                       ADVANTA LEASING RECEIVABLES CORP. IV,
                                            as Series Obligor


                                       By: ________________________________
                                           Name:
                                           Title:


                                       ADVANTA LEASING RECEIVABLES CORP. V,
                                            as Series Obligor

                                       By: ________________________________
                                           Name:
                                           Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class A-3 Notes of the Series designated herein, issued under the within-mentioned Agreement.


                                   THE CHASE MANHATTAN BANK, not in its
                                       individual capacity but solely as Trustee



                                   By: ________________________________
                                       Name:
                                       Title:

                                 CLASS A-4 NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE SERIES OBLIGORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                              5.98% NOTE CLASS A-4


                  Secured by property which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class A-4 Note is payable monthly as set forth herein and the Agreement (as defined herein).


                  This Class A-4 Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta, other than the Series Obligors. Neither the Class A-4 Notes nor the Contracts are insured by any governmental agency.


CUSIP:  00757Q AD 9
                                                                       Class A-4
Note                   $45,900,000 Class A-4 Initial                  Percentage
No. A-4-1                    Principal Balance                    Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to CEDE & CO. the principal sum of Forty Five Million Nine Hundred Thousand Dollars ($45,900,000) in monthly installments and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date, until such unpaid principal is fully paid, at a rate per annum equal to 5.98% (the "Class A-4 Interest Rate"); provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the Class A-4 Interest Rate plus 1%. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class A-4 Noteholders are entitled to receive, as hereinafter set forth in this Class A-4 Note and as more fully set forth in the Master Business

Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class A-4 Note is one of the duly authorized Class A-4 Notes designated as "5.98% Equipment Receivables Asset-Backed Notes, Series 1998-1, Class A-4" (the "Class A-4 Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.


                  This Class A-4 Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class A-4 Noteholder, at its expense, upon a written request to the
Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228; Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class A-4 Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class A-4 Note or the Agreement.


                  The Holder hereof, by acceptance of this Note, is deemed to have represented and covenanted that, if it is using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include to purchase the Notes, the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Class A-4 Notes do not represent an obligation of, or an interest in, Advanta or any Affiliate thereof. The Class A-4 Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class A-4 Notes, issue Class A-1 Notes, Class A-2 Notes and Class A-3 Notes (collectively with the Class A-4 Notes, the "Class A Notes"), Class B Notes (the "Class B Notes"), Class C Notes (the "Class C Notes") and Class D Notes (the "Class D Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class A-4 Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class A-4 Note shall be conclusive and binding on such Holder and upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class A-4 Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class A-4
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class A-4 Note to be duly executed.



                                      ADVANTA LEASING RECEIVABLES CORP. IV,
                                           as Series Obligor


                                      By: ________________________________
                                          Name:
                                          Title:


                                      ADVANTA LEASING RECEIVABLES CORP. V,
                                           as Series Obligor

                                      By: ________________________________
                                          Name:
                                          Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class A-4 Notes of the Series designated herein, issued under the within-mentioned Agreement.


                                THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee



                                By: ________________________________
                                    Name:
                                    Title:

                                  CLASS B NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE SERIES OBLIGORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                               6.10% NOTE CLASS B


                  Secured by the property of which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class B Note is payable monthly as set forth herein and the Agreement (as defined herein).


                  This Class B Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta other than the Series Obligors. Neither the Class B Notes nor the Contracts are insured by any governmental agency.


CUSIP:  00757Q AE 7
                                                                         Class B
Note                    $18,938,000 Class B Initial                   Percentage
No. B-1                      Principal Balance                    Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to CEDE & CO. the principal sum of Eighteen Million Nine Hundred Thirty Eight Thousand Dollars ($18,938,000) in monthly installments and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date, until such unpaid principal is fully paid, at a rate per annum equal to 6.10% (the "Class B Interest Rate"); provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the Class B Interest Rate plus 1%. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class B Noteholders are entitled to receive, as hereinafter set forth in this Class B Note and as more fully set forth in the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class B Note is one of the duly authorized Class B Notes designated as "6.10% Equipment Receivables Asset-Backed Notes, Series 1998-1, Class B" (the "Class B Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.


                  This Class B Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class B Noteholder, at its expense, upon a written request to the Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228;
Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class B Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class B Note or the Agreement.


                  The Holder hereof, by acceptance of this Note, is deemed to have represented and covenanted that, if it is using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include to purchase the Notes, the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Class B Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class B Notes, issue Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively with the Class A-1 Notes, the "Class A Notes"), Class C Notes (the "Class C Notes") and Class D Notes (the "Class D Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class B Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class B Note shall be conclusive and binding on such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class B Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class B
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class B Note to be duly executed.



                                   ADVANTA LEASING RECEIVABLES CORP. IV,
                                        as Series Obligor


                                   By: ________________________________
                                       Name:
                                       Title:


                                   ADVANTA LEASING RECEIVABLES CORP. V,
                                        as Series Obligor

                                   By: ________________________________
                                       Name:
                                       Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class B Notes of the Series designated herein, issued under the within-mentioned Agreement.


                             THE CHASE MANHATTAN BANK, not in its
                                 individual capacity but solely as Trustee



                             By: ________________________________
                                 Name:
                                 Title:

                                  CLASS C NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE SERIES OBLIGORS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                               6.49% NOTE CLASS C


                  Secured by the property of which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class C Note is payable monthly as set forth herein and the Agreement (as defined herein).


                  This Class C Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta other than the Series Obligors. Neither the Class C Notes nor the Contracts are insured by any governmental agency.


CUSIP:  00757Q AF 4
                                                                         Class C
Note                     $9,862,000 Class C Initial                   Percentage
No. C-1                       Principal Balance                   Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to CEDE & CO. the principal sum of Nine Million Eight Hundred Sixty Two Thousand Dollars ($9,862,000) in monthly installments and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date, until such unpaid principal is fully paid, at a rate per annum equal to 6.49% (the "Class C Interest Rate"); provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at the Class C Interest Rate plus 1%. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class C Noteholders are entitled to receive, as hereinafter set forth in this Class C Note and as more fully set forth in the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class C Note is one of the duly authorized Class C Notes designated as "6.49% Equipment Receivables Asset-Backed Notes, Series 1998-1, Class C" (the "Class C Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.


                  This Class C Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class C Noteholder, at its expense, upon a written request to the Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228;
Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class C Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class C Note or the Agreement.


                  The Holder hereof, by acceptance of this Note, is deemed to have represented and covenanted that, if it is using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e) (1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include to purchase the Notes, the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Class C Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class C Notes, issue Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively with the Class A-1 Notes, the "Class A Notes"), Class B Notes (the "Class B Notes") and Class D Notes (the "Class D Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class C Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class C Note shall be conclusive and binding on such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class C Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class C
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class C Note to be duly executed.



                                     ADVANTA LEASING RECEIVABLES CORP. IV,
                                          as Series Obligor


                                     By: ________________________________
                                         Name:
                                         Title:


                                     ADVANTA LEASING RECEIVABLES CORP. V,
                                          as Series Obligor

                                     By: ________________________________
                                         Name:
                                         Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class C Notes of the Series designated herein, issued under the within-mentioned Agreement.


                                  THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee



                                  By: ________________________________
                                      Name:
                                      Title:

                                  CLASS D NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE ISSUERS HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT) AND APPLICABLE STATE SECURITIES LAWS.


THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.



         ADVANTA EQUIPMENT RECEIVABLES ASSET-BACKED NOTES, SERIES 1998-1
                           PRINCIPAL-ONLY NOTE CLASS D


                  Secured by the property of which includes a pool of equipment, the related equipment leases, loans and contracts and other property appurtenant thereto pledged to the Trustee by Advanta Leasing Receivables Corp. IV ("ALRC IV") and Advanta Leasing Receivables Corp. V ("ALRC V," and together with ALRC IV, the "Series Obligors").


                  Principal in respect of this Class D Note is payable monthly as set forth herein and the Agreement (as defined herein). This Class D Note pays principal-only and no interest accrues on the Class D Outstanding Principal Amount at any time.


                  This Class D Note does not represent any interest in or obligation of Advanta Business Services Corp. ("Advanta") or any Affiliate of Advanta other than the Series Obligors. Neither the Class D Notes nor the Contracts are insured by any governmental agency.


                                                                         Class D
Note                  $15,000,304 Class D Initial                     Percentage
No. D-1                    Principal Balance                      Interest: 100%


                  The Series Obligors, for value received, hereby promises to pay to ADVANTA LEASING RECEIVABLES CORP. IV the principal sum of Fifteen Million Three Hundred Four Dollars ($15,000,304) in monthly installments on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), commencing in May 15, 1998, for the period commencing on and including the immediately preceding Payment Date (or on the Closing Date with respect to the initial Payment Date) and ending on and including the day immediately preceding such Payment Date. The Series Obligors hereby agree to pay to such registered holder its pro rata share of the amounts which all Class D Noteholders are entitled to receive, as hereinafter set forth in this Class D Note and as more fully set forth in the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of May 1, 1997 (the "Master Facility Agreement"), among Advanta, as servicer (the "Servicer"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee"), and the Series 1998-1 Supplement to the Master Facility Agreement, dated as of April 14, 1998 (the "Series Supplement," and together with the Master Facility Agreement, the "Agreement"), among the Servicer, the Obligors' Agent, the Series Obligors and the

Trustee, at all times from the sources and on the terms and conditions hereinafter set forth and as more fully set forth in the Agreement.


                  This Class D Note is one of the duly authorized Class D Notes designated as "Principal-Only Equipment Receivables Asset-Backed Notes, Series 1998-1, Class D" (the "Class D Notes"). This Series 1998-1 Note is issued under and is subject to the terms, provisions and conditions of the Agreement, to which the Series 1998-1 Noteholders, by virtue of its acceptance hereof, assents and by which the Series 1998-1 Noteholders are bound. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned in the Agreement.


                  The Series Obligors have pledged to the Trustee for the benefit of the Series 1998-1 Noteholders, and the Trustee has accepted the pledge of, all of the Series Obligors' now owned and existing and hereafter acquired or arising right, title and interest in and to (1) each and every Series 1998-1 Contract (including Additional Contracts) now or hereafter listed on each Pledge Notice delivered to the Trustee in connection with this Series 1998-1 Supplement (2) all Collections received after the related Cut-Off Date, and all Related Security to the extent that such Collections and Related Security relate to the Series 1998-1 Contracts, (3) all balances, instruments, monies and other securities and investments from time to time in the Series 1998-1 Facility Account, to the extent the same represent Collections or proceeds of Series 1998-1 Contracts or earnings with respect thereto, together with the Reserve Account, the Residual Account and the Additional Property Funding Account, (4) the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and all of the Series Obligors' rights (directly or through the Obligors' Agent) to enforce the provisions of, and to benefit from the representations, warranties and covenants made in the Sale Agreement, each Series 1998-1 Contribution Agreement Supplement and in the Contribution Agreement, but only insofar as such rights relate to the Series 1998-1 Trust Estate, (5) all security interests of the Series Obligors in the Equipment not owned by the Series Obligors, and all Equipment owned by the Series Obligors, in each case associated with the Series 1998-1 Contracts, (6) any Crossover Amounts allocated to the Series 1998-1 Trust Estate from another Series and (7) all proceeds of each of the foregoing, but excluding any obligations of the Series Obligors, if any, under the Sale Agreement and each Series 1998-1 Contribution Agreement Supplement and excluding any taxes, late charge fees, Initial Unpaid Amounts and Security Deposits, all in accordance with, and for the purposes set forth in, this Series 1998-1 Supplement.


                  This Class D Note does not purport to summarize the Agreement and reference and direction is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Series Obligors. Copies of the Agreement and all amendments thereto will be provided to any Class D Noteholder, at its expense, upon a written request to the Servicer: Advanta Business Services Corp., 1020 Laurel Oak Road, Voorhees, NJ 08043-1228;
Attention: Treasurer.


                  The Holder hereof, by its acceptance of this Class D Note, agrees to look solely to the funds in the Series 1998-1 Accounts to the extent available for payment to the Holder hereof as provided in the Agreement for payment hereunder and agrees that the Trustee in its individual capacity is not personally liable to the Holder hereof for any amounts due under this Class D Note or the Agreement.


                  The Holder hereof, by acceptance of this Class D Note, is deemed to have represented that it is not using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975 (e) (1) of the internal Revenue Code of 1986, as plan assets by reason of a plan's investment in the entity to purchase the Class D Note.


                  The Class D Notes are limited in right of payment to certain collections and recoveries respecting the Contracts, all as more specifically set forth in the Agreement. Pursuant to the Agreement, the Trustee shall, in addition to the Class D Notes, issue Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively with the Class A-1 Notes, the "Class A Notes"), Class B Notes (the "Class B Notes") and Class C Notes (the "Class C Notes"). THE RIGHT TO RECEIVE PAYMENTS OF INTEREST WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS PARI

PASSU WITH EACH OTHER CLASS OF CLASS A NOTES AND THE RIGHT TO RECEIVE PAYMENTS OF PRINCIPAL WITH RESPECT TO EACH CLASS OF CLASS A NOTES IS ON A SEQUENTIAL-PAY BASIS WHEREBY PRINCIPAL IS APPLIED TO REDUCE THE NOTE PRINCIPAL BALANCE OF THE CLASS A NOTES THEN OUTSTANDING AND HAVING THE LOWEST NUMERICAL DESIGNATION (E.G., FIRST TO THE CLASS A-1 NOTES) TO ZERO BEFORE ANY PRINCIPAL PAYMENT IS MADE TO THE NEXT CLASS. THE RIGHT TO RECEIVE PAYMENTS WITH RESPECT TO THE CLASS B NOTES, THE CLASS C NOTES AND THE CLASS D NOTES IS SUBORDINATE TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS A NOTES ON EACH PAYMENT DATE.


                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Series Obligors, the Servicer and the Trustee and the rights of the Class D Noteholders under the Agreement at any time by the Servicer, the Series Obligors and the Trustee without, in certain cases, the consent of the Series 1998-1 Noteholders, as more particularly described in the Agreement. Any such consent by the Holder of this Class D Note shall be conclusive and binding on such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class D Note.


                  Unless earlier declared, or they otherwise become, due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Agreement and are not redeemable or prepayable before such time except that the Series Obligors will have the option, subject to certain conditions set forth in the Agreement, to cause early retirement of the Notes as of any Payment Date following the date on which the Aggregate Contract Principal Balance is less than 10.00% of the Original Aggregate Contract Principal Balance. In the event of such redemption, the entire Class A Outstanding Principal Balance, Class B Outstanding Principal Balance, Class C Outstanding Principal Balance and Class D Outstanding Principal Balance, together with accrued interest thereon at the related Interest Rate, will be required to be paid to the respective Class A Noteholders, the respective Class B Noteholders, the respective Class C Noteholders and the respective Class D Noteholders. If an Event of Default as defined in the Agreement shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Agreement.


                  The Servicer, the Series Obligors and the Trustee and any agent of any of the foregoing may treat the person in whose name this Class D
Note is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, the Series Obligors have caused this Class D Note to be duly executed.



                                       ADVANTA LEASING RECEIVABLES CORP. IV,
                                            as Series Obligor


                                       By: ________________________________
                                           Name:
                                           Title:


                                       ADVANTA LEASING RECEIVABLES CORP. V,
                                            as Series Obligor

                                       By: ________________________________
                                           Name:
                                           Title:



Dated:  April 14, 1998

                          CERTIFICATE OF AUTHENTICATION



This is one of the Class D Notes of the Series designated herein, issued under the within-mentioned Agreement.


                                 THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Trustee



                                 By: ________________________________
                                     Name:
                                     Title: